Exhibit 10.1

CHESAPEAKE FUNDING LLC,
as Issuer

and

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Indenture Trustee

______________________________

BASE INDENTURE

Dated as of March 7, 2006

______________________________

Asset Backed Notes

(Issuable in Series)

BASE INDENTURE, dated as of March 7, 2006, between CHESAPEAKE FUNDING LLC, a special purpose limited liability company established under the laws of Delaware, as issuer (the “Issuer”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (in such capacity, the “Indenture Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuer has duly authorized the execution and delivery of this Base Indenture to provide for the issuance from time to time of one or more series of Investor Notes from time to time, issuable as provided in this Base Indenture; and

WHEREAS, all things necessary to make this Base Indenture a legal, valid and binding agreement of the Issuer, in accordance with its terms, have been done, and the Issuer proposes to do all the things necessary to make the Investor Notes, when executed by the Issuer and authenticated and delivered by the Indenture Trustee hereunder and duly issued by the Issuer, the legal, valid and binding obligations of the Issuer as hereinafter provided;

NOW, THEREFORE, for and in consideration of the premises and the receipt of the Investor Notes by the Investor Noteholders, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Investor Noteholders, as follows:

ARTICLE 1.

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1.    Definitions

Certain capitalized terms used herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Definitions List attached hereto as Schedule 1 (the “Definitions List”), as such Definitions List may be amended or modified from time to time in accordance with the provisions hereof.

Section 1.2.    Cross-References

Unless otherwise specified, references in this Base Indenture and in each other Transaction Document to any Article or Section are references to such Article or Section of this Base Indenture or such other Transaction Document, as the case may be and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

Section 1.3.    Accounting and Financial Determinations; No Duplication

Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of the Indenture, such determination or calculation shall be made, to the extent applicable and except as otherwise specified in the Indenture, in accordance with GAAP. When used herein, the term “financial statement” shall include the notes and schedules thereto. All accounting determinations and computations hereunder or under any other Transaction Documents shall be made without duplication.

Section 1.4.    Rules of Construction.

In the Indenture, unless the context otherwise requires:

(i)    the singular includes the plural and vice versa;

(ii)    reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by the Indenture, and reference to any Person in a particular capacity only refers to such Person in such capacity;

(iii)    reference to any gender includes the other gender;

(iv)    reference to any Requirement of Law means such Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time;

(v)    “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; and

(vi)    with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”.

ARTICLE 2.

THE INVESTOR NOTES

Section 2.1.    Designation and Terms of Investor Notes

Each Series of Investor Notes and any Class thereof may be issued in bearer form (the “Bearer Notes”) with attached interest coupons and a special coupon (collectively, the “Coupons”) or in fully registered form (the “Registered Notes”), and, in each case, substantially in the form specified in the applicable Indenture Supplement, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted hereby or by the related Indenture Supplement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined to be appropriate by the Authorized Officer executing such Investor Notes, as evidenced by his execution of the Investor Notes. All Investor Notes of any Series shall, except as specified in the related Indenture Supplement, be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Base Indenture and the applicable Indenture Supplement. The aggregate principal amount of Investor Notes which may be authenticated and delivered under the Indenture is unlimited. The Investor Notes shall be issued in the denominations set forth in the related Indenture Supplement.

Section 2.2.    Investor Notes Issuable in Series

(a)    The Investor Notes may be issued in one or more Series. Each Series of Investor Notes shall be created by an Indenture Supplement.

(b)    Investor Notes of a new Series may from time to time be executed by the Issuer and delivered to the Indenture Trustee for authentication and thereupon the same shall be authenticated and delivered by the Indenture Trustee upon the receipt by the Indenture Trustee of an Issuer Request at least three (3) Business Days (or such shorter time as is acceptable to the Indenture Trustee) in advance of the related Series Closing Date and upon delivery by the Issuer to the Indenture Trustee, and receipt by the Indenture Trustee, of the following:

(i)    an Issuer Order authorizing and directing the authentication and delivery of the Investor Notes of such new Series by the Indenture Trustee and specifying the designation of such new Series, the Initial Invested Amount (or the method for calculating such Initial Invested Amount) of such new Series and the Note Rate (or the method for allocating interest payments or other cash flows to such Series), if any, with respect to such Series;

(ii)    an Indenture Supplement satisfying the criteria set forth in Section 2.2(b) executed by the Issuer and specifying the Principal Terms of such new Series;

(iii)    a Tax Opinion;

(iv)    written confirmation from each Rating Agency that the Rating Agency Condition shall have been satisfied with respect to such issuance;

(v)    an Officer’s Certificate of the Issuer, that on the Series Closing Date after giving effect to the issuance of such new Series, (i) neither an Amortization Event nor a Potential Amortization Event with respect to any Series of Investor Notes nor an Asset Deficiency is continuing or will occur, (ii) the issuance of the new Series of Investor Notes will not result in any breach of any of the terms, conditions or provisions of or constitute a default under any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it or its property is bound or any order of any court or administrative agency entered in any suit, action or other judicial or administrative proceeding to which the Issuer is a party or by which it or its property may be bound or to which it or its property may be subject and (iii) all conditions precedent provided in this Base Indenture and the related Indenture Supplement with respect to the authentication and delivery of the new Series of Investor Notes have been complied with; and

(vi)    such other documents, instruments, certifications, agreements or other items as the Indenture Trustee may reasonably require.

(c)    In conjunction with the issuance of a new Series of Investor Notes, the parties hereto shall execute an Indenture Supplement, which shall specify the relevant terms with respect to any newly issued Series of Investor Notes, which may include without limitation:

(i)    its name or designation;

(ii)    an Initial Invested Amount of such Series or the method of calculating the Initial Invested Amount of such Series;

(iii)    the Note Rate (or formula for the determination thereof) with respect to such Series;

(iv)    the Series Closing Date;

(v)    each Rating Agency rating such Series;

(vi)    the name of the Clearing Agency or Foreign Clearing Agency, if any;

(vii)    the interest payment date or dates and the date or dates from which interest shall accrue;

(viii)    the method of allocating Collections with respect to such Series;

(ix)    the method by which the principal amount of Investor Notes of such Series shall amortize or accrete;

(x)    the names of any Series Accounts to be used by such Series and the terms governing the operation of any such accounts and the use of moneys therein;

(xi)    the Series Servicing Fee and the Series Servicing Fee Percentage;

(xii)    the terms on which the Investor Notes of such Series may be redeemed, repurchased or remarketed to other investors;

(xiii)    any deposit of funds to be made into any Series Account on the Series Closing Date;

(xiv)    the number of Classes of such Series, and if more than one Class, the rights and priorities of each such Class;

(xv)    the priority of any Series with respect to any other Series;

(xvi)     the Lease Rate Caps required to be maintained with respect to such Series; and

(xvii)    any other relevant terms of such Series (including whether or not such Series will be pledged as collateral for an issuance of any other securities, including commercial paper) (all such terms, the “Principal Terms” of such Series).

The terms of such Indenture Supplement may modify or amend the terms of this Base Indenture solely as applied to such new Series.

(d)    The Issuer may direct the Indenture Trustee to deposit all or a portion of the net proceeds from the issuance of any new Series of Investor Notes into a Series Account for another Series of Investor Notes and may specify that the proceeds from the sale of such new Series of Investor Notes may be used to reduce the Invested Amount of another Series of Investor Notes.

Section 2.3.    Execution and Authentication

(a)    The Investor Notes shall, upon issue pursuant to Section 2.2, be executed on behalf of the Issuer by an Authorized Officer and delivered by the Issuer to the Indenture Trustee for authentication and redelivery as provided herein. If an Authorized Officer whose signature is on an Investor Note no longer holds that office at the time the Investor Note is authenticated, the Investor Note shall nevertheless be valid.

(b)    At any time and from time to time after the execution and delivery of this Base Indenture, the Issuer may deliver Investor Notes of any particular Series executed by the Issuer to the Indenture Trustee for authentication, together with one or more Issuer Orders for the authentication and delivery of such Investor Notes, and the Indenture Trustee, in accordance with such Issuer Order and this Base Indenture, shall authenticate and deliver such Investor Notes. If specified in the related Indenture Supplement for any Series of Investor Notes, the Indenture Trustee shall authenticate and deliver outside the United States the Global Note that is issued upon original issuance thereof, upon receipt of an Issuer Order, to the Depository against payment of the purchase price therefor. If specified in the related Indenture Supplement for any Series of Investor Notes, the Indenture Trustee shall authenticate Book-Entry Notes that are issued upon original issuance thereof, upon receipt of an Issuer Order, to a Clearing Agency, a Foreign Clearing Agency or its nominee as provided in Section 2.10 against payment of the purchase price thereof.

(c)    No Investor Note shall be entitled to any benefit under the Indenture or be valid for any purpose unless there appears on such Investor Note a certificate of authentication substantially in the form provided for herein, duly executed by the Indenture Trustee by the manual signature of a Responsible Officer (and the Luxembourg agent (the “Luxembourg Agent”), if such Investor Notes are listed on the Luxembourg Stock Exchange). Such signatures on such certificate shall be conclusive evidence, and the only evidence, that the Investor Note has been duly authenticated under the Indenture. The Indenture Trustee may appoint an authenticating agent acceptable to the Issuer to authenticate Investor Notes. Unless limited by the term of such appointment, an authenticating agent may authenticate Investor Notes whenever the Indenture Trustee may do so. Each reference in this Base Indenture to authentication by the Indenture Trustee includes authentication by such agent. The Indenture Trustee’s certificate of authentication shall be in substantially the following form:

This is one of the Investor Notes of a series issued under the within mentioned Indenture.

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, as Indenture Trustee

By:__________________________
Authorized Signatory

(d)    Each Investor Note shall be dated and issued as of the date of its authentication by the Indenture Trustee, except Bearer Notes which shall be dated the applicable Series Closing Date as provided in the related Indenture Supplement..

(e)    Notwithstanding the foregoing, if any Investor Note shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Investor Note to the Indenture Trustee for cancellation, together with a written statement (which need not comply with Section 13.2 and need not be accompanied by an Opinion of Counsel) stating that such Investor Note has never been issued and sold by the Issuer, for all purposes of the Indenture such Investor Note shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of the Indenture.

Section 2.4.    Registration of Transfer and Exchange of Notes

(a)    The Issuer shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (the “Transfer Agent and Registrar”), a register (the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Investor Notes of each Series (unless otherwise provided in the related Indenture Supplement) and of transfers and exchanges of the Investor Notes as herein provided. JPMorgan Chase is hereby initially appointed Transfer Agent and Registrar for the purposes of registering the Investor Notes and transfers and exchanges of the Investor Notes as herein provided. If any form of Investor Note is issued as a Global Note, the Indenture Trustee may, or if and so long as any Series of Investor Notes is listed on the Luxembourg Stock Exchange and the rules of such exchange shall so require, the Indenture Trustee shall appoint a co-transfer agent and co-registrar in Luxembourg or another European city. Any reference in the Indenture to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context otherwise requires. JPMorgan Chase shall be permitted to resign as Transfer Agent and Registrar upon 30 days’ written notice to the Indenture Trustee; provided, however, that such resig-nation shall not be effective and JPMorgan Chase shall contin-ue to perform its duties as Transfer Agent and Registrar until the Indenture Trustee has appointed a succes-sor Transfer Agent and Registrar with the consent of the Issuer.

If a Person other than the Indenture Trustee is appointed by the Issuer as the Transfer Agent and Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Transfer Agent and Registrar and of the location, and any change in the location, of the Transfer Agent and Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof.

An institution succeeding to the corporate agency business of the Transfer Agent and Registrar shall continue to be the Transfer Agent and Registrar without the execution or filing of any paper or any further act on the part of the Indenture Trustee or such Transfer Agent and Registrar.

The Transfer Agent and Registrar shall maintain in The City of New York (and, if so specified in the related Indenture Supplement for any Series of Notes, any other city designated in such Indenture Supplement) an office or offices or agency or agencies where Investor Notes may be surrendered for registration of transfer or exchange. The Transfer Agent and Registrar initially designates its corporate trust office located at 4 New York Plaza, New York, New York 10004 as its office for such purposes. The Transfer Agent and Registrar shall give prompt written notice to the Indenture Trustee, the Issuer and to the Investor Noteholders of any change in the location of such office or agency.

Upon surrender for registration of transfer of any Investor Note at the office or agency of the Transfer Agent and Registrar, if the requirements of Section 2.4(b) and Section 8-401(a) of the UCC are met, the Issuer shall execute and after the Issuer has executed, the Indenture Trustee shall authenticate and (if the Transfer Agent and Registrar is different than the Indenture Trustee, then the

Transfer Agent and Registrar shall) deliver to the Investor Noteholder, in the name of the designated transferee or transferees, one or more new Investor Notes, in any authorized denominations, of the same Class and a like aggregate principal amount; provided, however that the provisions of this paragraph shall not apply to Bearer Notes.

At the option of any Holder of Registered Notes, Registered Notes may be exchanged for other Registered Notes of the same Series in authorized denominations of like aggregate principal amount, upon surrender of the Registered Notes to be exchanged at any office or agency of the Transfer Agent and Registrar maintained for such purpose. At the option of any holder of Bearer Notes, subject to applicable laws and regulations (including without limitation, the Bearer Rules), Bearer Notes may be exchanged for other Bearer Notes or Registered Notes of the same Series in authorized denominations of like aggregate principal amount, in the manner specified in the Indenture Supplement for such Series, upon surrender of the Bearer Notes to be exchanged at an office or agency of the Transfer Agent and Registrar located outside the United States. Each Bearer Note surrendered pursuant to this Section 2.4 shall have attached thereto (or be accompanied by) all unmatured Coupons, provided that any Bearer Note so surrendered after the close of business on the Record Date preceding the relevant Payment Date need not have attached the Coupons relating to such Payment Date.

Whenever any Investor Notes of any Series are so surrendered for exchange, if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute and after the Issuer has executed, the Indenture Trustee shall authenticate and (if the Transfer Agent and Registrar is different than the Indenture Trustee, then the Transfer Agent and Registrar shall) deliver to the Investor Noteholder, the Investor Notes which the Investor Noteholder making the exchange is entitled to receive.

All Investor Notes issued upon any registration of transfer or exchange of the Investor Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under the Indenture, as the Investor Notes surrendered upon such registration of transfer or exchange.

Every Investor Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing, with a medallion signature guarantee, and (ii) accompanied by such other documents as the Indenture Trustee may require.

The preceding provisions of this Section 2.4 notwithstanding, the Indenture Trustee or the Transfer Agent and Registrar, as the case may be, shall not be required to register the transfer of or exchange any Investor Note of any Series for a period of 15 days preceding the due date for any payment in full of the Investor Notes of such Series.

Unless otherwise provided in the related Indenture Supplement, no service charge shall be made for any registration of transfer or exchange of Investor Notes, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Notes.

All Investor Notes (together with any Coupons attached to Bearer Notes) surrendered for registration of transfer and exchange shall be canceled by the Transfer Agent and Registrar and disposed of in a manner satisfactory to the Indenture Trustee. The Indenture

Trustee shall cancel and destroy any Global Notes upon its exchange in full for Definitive Notes and shall deliver a certificate of destruction to the Issuer. Such certificate shall also state that a certificate or certificates of each Foreign Clearing Agency was received with respect to each portion of such Global Note exchanged for Definitive Notes in accordance with the related Indenture Supplement.

The Issuer shall execute and deliver to the Indenture Trustee or the Transfer Agent and Registrar, as applicable, Bearer Notes and Registered Notes in such amounts and at such times as are necessary to enable the Indenture Trustee to fulfill its responsibilities under the Indenture and the Investor Notes.

(b)    Unless otherwise provided in the related Indenture Supplement, registration of transfer of Registered Notes containing a legend relating to the restrictions on transfer of such Registered Notes (which legend shall be set forth in the Indenture Supplement relating to such Investor Notes) shall be effected only if the conditions set forth in such related Indenture Supplement are satisfied.

Section 2.5.    Mutilated, Destroyed, Lost or Stolen Notes

If (a) any mutilated Investor Note (together, in the case of Bearer Notes, with all unmatured Coupons, if any, appertaining thereto) is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Investor Note and (b) there is delivered to the Transfer Agent and Registrar and the Indenture Trustee such security or indemnity as may be reasonably required by them to save each of them harmless, then provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and after the Issuer has executed, the Indenture Trustee shall authenticate and (unless the Transfer Agent and Registrar is different from the Indenture Trustee, in which case the Transfer Agent and Registrar shall) deliver (in compliance with applicable law), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Investor Note, a new Investor Note of like tenor and aggregate principal amount; provided, however, that if any such destroyed, lost or stolen Investor Note, but not a mutilated Investor Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Investor Note, the Issuer may pay such destroyed, lost or stolen Investor Note when so due or payable without surrender thereof. If, after the delivery of such replacement Investor Note or payment of a destroyed, lost or stolen Investor Note pursuant to the proviso to the preceding sentence, a protected purchaser (within the meaning of Section 8-303 of the UCC) of the original Investor Note in lieu of which such replacement Investor Note was issued presents for payment such original Investor Note, the Issuer, the Transfer Agent and Registrar and the Indenture Trustee shall be entitled to recover such replacement Investor Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Investor Note from such Person to whom such replacement Investor Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Transfer Agent and Registrar or the Indenture Trustee in connection therewith.

In connection with the issuance of any new Investor Note under this Section 2.5, the Indenture Trustee or the Transfer Agent and Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee and the Transfer Agent and Registrar) connected therewith. Any duplicate Investor Note issued pursuant to this Section 2.5 shall constitute an original contractual obligation of the Issuer whether or not the lost, stolen or destroyed note shall be found at any time.

Section 2.6.    Appointment of Paying Agent

(a)    The Indenture Trustee may appoint a Paying Agent with respect to the Investor Notes. The Indenture Trustee hereby appoints JPMorgan Chase as the initial Paying Agent. The Paying Agent shall have the revocable power to withdraw funds and make distributions to Investor Noteholders from the appropriate account or accounts maintained for the benefit of Noteholders as specified in this Base Indenture or the related Indenture Supplement for any Series pursuant to Article 5. The Indenture Trustee may revoke such power and remove the Paying Agent, if the Indenture Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under the Indenture in any material respect or for other good cause. The Indenture Trustee shall notify the Rating Agency of the removal of any Paying Agent. If any form of Investor Note is issued as a Global Note, or if and so long as any Series of Investor Notes are listed on the Luxembourg Stock Exchange and the rules of such exchange shall so require, the Indenture Trustee shall appoint a co-paying agent in Luxembourg or another European city. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days’ written notice to the Indenture Trustee. In the event that any Paying Agent shall no longer be the Paying Agent, the Indenture Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company and may be the Indenture Trustee) with the consent of the Issuer. The provisions of Sections 10.01, 10.02, 10.03 and 10.06 shall apply to the Indenture Trustee also in the capacity of Paying Agent, for so long as the Indenture Trustee shall act as Paying Agent. Any reference in the Indenture to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

(b)    The Indenture Trustee shall cause each Paying Agent (other than itself) to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee that such Paying Agent will:

(i)    hold all sums held by it for the payment of amounts due with respect to the Investor Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii)    give the Indenture Trustee notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Investor Notes;

(iii)    at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(iv)    immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of the Investor Notes if at any time it ceases to meet the standards required to be met by the Paying Agent at the time of its appointment; and

(v)    comply with all requirements of the Code with respect to the withholding from any payments made by it on any Investor Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

An institution succeeding to the corporate agency business of the Paying Agent shall continue to be the Paying Agent without the execution or filing of any paper or any further act on the part of the Indenture Trustee or such Paying Agent.

(c)    Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent or a Clearing Agency or a Foreign Clearing Agency in trust for the payment of any amount due with respect to any Investor Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Investor Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York City, and in a newspaper customarily published on each Business Day and of general circulation in London and Luxembourg (if the related Series of Investor Notes has been listed on the Luxembourg Stock Exchange), if applicable, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment.

Section 2.7.    Persons Deemed Owners

Prior to due presentation of an Investor Note for registration of transfer, the Indenture Trustee, the Paying Agent and the Transfer Agent and Registrar may treat the Person in whose name any Investor Note is registered as the owner of such Investor Note for the purpose of receiving distributions pursuant to Article 5 (as described in any Indenture Supplement) and for all other purposes whatsoever, and neither the Indenture Trustee, the Paying Agent nor the Transfer Agent and Registrar shall be affected by any notice to the contrary.

In the case of a Bearer Note, the Indenture Trustee, the Paying Agent and the Transfer Agent and Registrar may treat the holder of a Bearer Note or Coupon as the owner of such Bearer Note or Coupon for the purpose of receiving distributions pursuant to Article 5 and for all other purposes whatsoever, and neither the Indenture Trustee, the Paying Agent nor the Transfer Agent and Registrar shall be affected by any notice to the contrary.

Section 2.8.    Investor Noteholder List

The Indenture Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Issuer or the Paying Agent, within five Business Days after receipt by the Indenture Trustee of a request therefor from the Issuer or the Paying Agent, respectively, in writing, a list in such form as the Issuer or the Paying Agent may reasonably require, of the names and addresses of the Investor Noteholders of each Series as of the most recent Record

Date for payments to such Investor Noteholders. Unless otherwise provided in the related Indenture Supplement, holders of Investor Notes of any Series having an aggregate principal amount aggregating not less than 10% of the Investor Interest of such Series (the “Applicants”) may apply in writing to the Indenture Trustee, and if such application states that the Applicants desire to communicate with other Investor Noteholders of any Series with respect to their rights under the Indenture or under the Investor Notes and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Indenture Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Investor Noteholders held by the Indenture Trustee and shall give the Issuer notice that such request has been made, within five Business Days after the receipt of such application. Such list shall be as of a date no more than 45 days prior to the date of receipt of such Applicants’ request. Every Investor Noteholder, by receiving and holding an Investor Note, agrees with the Indenture Trustee that neither the Indenture Trustee nor the Transfer Agent and Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Investor Noteholders hereunder, regardless of the source from which such information was obtained.

The Indenture Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Investor Noteholders of each Series of Investor Notes. If the Indenture Trustee is not the Transfer Agent and Registrar, the Issuer shall furnish to the Indenture Trustee at least seven Business Days before each Payment Date and at such other time as the Indenture Trustee may request in writing, a list in such form and as of such date as the Indenture Trustee may reasonably require of the names and addresses of Investor Noteholders of each Series of Investor Notes.

Section 2.9.    Treasury Notes

In determining whether the Investor Noteholders of the required principal amount of Investor Notes have concurred in any direction, waiver or consent, Investor Notes owned by the Issuer or any Affiliate of the Issuer (other than an Affiliate Issuer) shall be considered as though they are not Outstanding, except that for the purpose of determining whether the Indenture Trustee shall be protected in relying on any such direction, waiver or consent, only Investor Notes of which the Indenture Trustee has received written notice of such ownership shall be so disregarded. Absent written notice to the Indenture Trustee of such ownership, the Indenture Trustee shall not be deemed to have knowledge of the identity of the individual beneficial owners of the Investor Notes.

Section 2.10.    Book-Entry Notes

Unless otherwise provided in any related Indenture Supplement, the Investor Notes, upon original issuance, shall be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to the depository specified in such Indenture Supplement (the “Depository”) which shall be the Clearing Agency or the Foreign Clearing Agency, on behalf of such Series. The Investor Notes of each Series shall, unless otherwise provided in the related Indenture Supplement, initially be registered on the Note Register in the name of the Clearing Agency, the Foreign Clearing Agency, the nominee of the Clearing Agency or the nominee of the Foreign Clearing Agency. No Beneficial Owner will receive a definitive note representing such Beneficial Owner’s interest in the related Series of Investor Notes, except as provided in Section 2.11. Unless and until definitive, fully registered Investor Notes of any Series (“Definitive Notes”) have been issued to Beneficial Owners pursuant to Section 2.11:

(a)    the provisions of this Section 2.10 shall be in full force and effect with respect to each such Series;

(b)    the Issuer, the Paying Agent, the Transfer Agent and Registrar and the Indenture Trustee may deal with the Clearing Agency or the Foreign Clearing Agency and the applicable Clearing Agency Participants for all purposes (including the payment of principal of and interest on the Investor Notes and the giving of instructions or directions hereunder) as the sole Holder of the Investor Notes, and shall have no obligation to the Beneficial Owners;

(c)    to the extent that the provisions of this Section 2.10 conflict with any other provisions of the Indenture, the provisions of this Section 2.10 shall control with respect to each such Series; and

(d)    the rights of Beneficial Owners of each such Series shall be exercised only through the Clearing Agency or the Foreign Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency or the Foreign Clearing Agency and/or the Clearing Agency Participants, and all references in the Indenture to ac-tions by the Investor Not-e-holders shall refer to actions taken by the Clearing Agency or the Foreign Clearing Agency upon in-struc-tions from the Clear-ing Agency Partici-pants, and all refer-ences in the Indenture to dis-tribu-tions, no-tices, reports and statements to the Note--holders shall refer to distributions, notices, reports and statements to the Clearing Agency or the Foreign Clearing Agency, as regis-tered holder of the Investor Notes of such Series for distribu-tion to the Beneficial Owners in accor-dance with the proce-dures of the Clearing Agency. Pursuant to the Depository Agreement applicable to a Series, unless and until Definitive Notes of such Series are issued pursuant to Section 2.11, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Investor Notes to such Clearing Agency Participants.

Section 2.11.    Definitive Notes

If (i) (A) the Issuer advises the Indenture Trustee in writing that the Clearing Agency or the Foreign Clearing Agency is no longer willing or able to discharge properly its responsibilities under the applicable Depository Agreement, and (B) the Indenture Trustee or the Issuer is unable to locate a qualified successor, (ii) the Issuer, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or the Foreign Clearing Agency with respect to any Series or (iii) after the occurrence of an Event of Default, Beneficial Owners of a Majority in Interest of a Series of Investor Notes advise the Indenture Trustee and the applicable Clearing Agency or the Foreign Clearing Agency through the applicable Clearing Agency Participants in writing that the continuation of a book-entry system through the applicable Clearing Agency or Foreign Clearing Agency is no longer in the best interests of such Beneficial Owners, the Indenture Trustee shall notify all Beneficial Owners of such Series, through the applicable Clearing Agency Participants, of the occurrence of any such event and of the availability of Definitive Notes to Beneficial Owners of such Series requesting the same. Upon surrender to the Indenture Trustee of the Investor Notes of such Series by the applicable Clearing Agency or the Foreign Clearing Agency, accompanied by registration instructions from the applicable Clearing Agency or the applicable Foreign Clearing Agency for registration, the Issuer shall execute and the Indenture Trustee shall authenticate and (if the Transfer Agent and Registrar is different than the Indenture Trustee, then the Transfer Agent and Registrar shall) deliver the Definitive Notes in accordance with the instructions of the Clearing Agency. Neither the Issuer nor the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes of such Series all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency or Foreign Clearing Agency shall be deemed to be imposed upon and performed by the Indenture Trustee, to the extent applicable with respect to such Definitive Notes, and the Indenture Trustee shall recognize the Holders of the Definitive Notes of such Series as Noteholders of such Series hereunder.

Section 2.12.    Global Note

If specified in the related Indenture Supplement for any Series, the Investor Notes may be initially issued in the form of a single temporary Global Note (the “Global Note”) in bearer form, without interest coupons, in the denomination of the Initial Invested Amount and substantially in the form attached to the related Indenture Supplement. Unless otherwise specified in the related Indenture Supplement, the provisions of this Section 2.12 shall apply to such Global Note. The Global Note will be authenticated by the Indenture Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Notes. The Global Note may be exchanged in the manner described in the related Indenture Supplement for Registered or Bearer Notes in definitive form.

Section 2.13.    Principal and Interest

(a)    The principal of each Series of Investor Notes shall be payable at the times and in the amount set forth in the related Indenture Supplement and in accordance with Section 6.1.

(b)    Each Series of Investor Notes shall accrue interest as provided in the related Indenture Supplement and such interest shall be payable on each Payment Date for such Series in accordance with Section 6.1 and the related Indenture Supplement.

(c)    Except as provided in the following sentence, the Person in whose name any Investor Note is registered at the close of business on any Record Date with respect to a Payment Date for such Investor Note shall be entitled to receive the principal and interest payable on such Payment Date notwithstanding the cancellation of such Investor Note upon any registration of transfer, exchange or substitution of such Investor Note subsequent to such Record Date. Any interest payable at maturity shall be paid to the Person to whom the principal of such Investor Note is payable.

(d)    If the Issuer defaults in the payment of interest on the Investor Notes of any Series, such interest, to the extent paid on any date that is more than five (5) Business Days after the applicable due date, shall, at the option of the Issuer, cease to be payable to the Persons who were Investor Noteholders of such Series on the applicable Record Date and the Issuer shall pay the defaulted interest in any lawful manner, plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Investor Noteholders of such Series on a subsequent special record date which date shall be at least five (5) Business Days prior to the payment date, at the rate provided in the Indenture and in the Investor Notes of such Series. The Issuer shall fix or cause to be fixed each such special record date and payment date, and at least 15 days before the special record date, the Issuer (or the Indenture Trustee, in the name of and at the expense of the Issuer) shall mail to Investor Noteholders of such Series a notice that states the special record date, the related payment date and the amount of such interest to be paid.

Section 2.14.    Tax Treatment

The Issuer has structured the Indenture and the Investor Notes have been (or will be) issued with the intention that the Investor Notes will qualify under applicable tax law as indebtedness of the Issuer and any entity acquiring any direct or indirect interest in any Investor Note by acceptance of its Investor Notes (or, in the case of a Beneficial Owner, by virtue of such Beneficial Owner’s acquisition of a beneficial interest therein) agrees to treat the Investor Notes (or beneficial interests therein) for purposes of Federal, state and local and income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

ARTICLE 3.

SECURITY

Section 3.1.    Grant of Security Interest

(a)    To secure the Issuer Obligations, the Issuer hereby pledges, assigns, conveys, delivers, transfers and sets over to the Indenture Trustee, for the benefit of the Investor Noteholders, and hereby grants to the Indenture Trustee, for the benefit of the Investor Noteholders, a security interest in, all of the following property now owned or at any time hereafter acquired by the Issuer or in which the Issuer now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”):

(i)    the Loans, the Loan Note and the Loan Agreement, including, without limitation, all monies due and to become due to the Issuer from Holdings under or in connection with the Loan Agreement or the Loan Note, whether payable as principal, interest, fees, costs, indemnities, damages for the breach of the Loan Agreement or otherwise, and all of the Issuer’s rights, remedies, powers, interests and privileges under the Loan Agreement (whether arising pursuant to the terms thereof or otherwise available to the Issuer at law or equity), including, without limitation, the right to enforce the Loan Agreement and the Loan Note and to give or withhold any and all consents, requests, notices, directions, approvals or waivers under the Loan Agreement, and to collect and foreclose upon the Loan Collateral and the DLPT Loan Collateral;

(ii)    the Origination Trust Guaranty, including, without limitation, all monies due and to become due to the Issuer from the Origination Trust under or in connection with the Origination Trust Guaranty, and all of the Issuer’s rights, remedies, powers, interests and privileges under the Origination Trust Guaranty (whether arising pursuant to the terms thereof or otherwise available to the Issuer at law or equity), including, without limitation, the right to enforce the Origination Trust Guaranty and to give or withhold any and all consents, requests, notices, directions, approvals or waivers thereunder;

(iii)    the Origination Trust Security Agreement, including, without limitation, all of the Issuer’s rights, remedies, powers, interests and privileges under the Origination Trust Security Agreement (whether arising pursuant to the terms thereof or otherwise available to the Issuer), including, without limitation, the right to enforce the Origination Trust Security Agreement, to collect and foreclose upon the collateral thereunder, to give or withhold any and all consents, requests, notices, directions, approvals or waivers thereunder and all amounts due and to become due thereunder;

(iv)    the Nominee Lienholder Agreement, including, without limitation, all of the Issuer’s rights, remedies, powers, interests and privileges under the Nominee Lienholder Agreement (whether arising pursuant to the terms thereof or otherwise available to the Issuer), including, without limitation, the right to enforce the Nominee Lienholder Agreement, to give or withhold any and all consents, requests, notices, directions, approvals or waivers thereunder and all amounts due and to become due thereunder, whether payable as indemnities or damages for breach thereof;

(v)    the Administration Agreement, including, without limitation, all of the Issuer’s rights, remedies, powers, interests and privileges under the Administration Agreement (whether arising pursuant to the terms thereof or otherwise available to the Issuer), including, without limitation, the right to enforce the Administration Agreement, to give or withhold any and all consents, requests, notices, directions, approvals or waivers thereunder and all amounts due and to become due thereunder, whether payable as indemnities or damages for breach thereof;

(vi)    the Collection Account and the Gain on Sale Account, all monies on deposit from time to time in the Collection Account and the Gain on Sale Account and all Permitted Investments made at any time and from time to time with the moneys in the Collection Account and the Gain on Sale Account (including any investment earnings thereon);

(vii)    each Series Account, all monies on deposit from time to time in such Series Account and all Permitted Investments made at any time and from time to time with the moneys in such Series Account (including any investment earnings thereon);

(viii)    all Lease Rate Caps and all additional property that may from time to time hereafter (pursuant to the terms of any Indenture Supplement or otherwise) be subjected to the grant and pledge hereof by the Issuer, including, without limitation, any Hedging Instruments; and

(ix)    all proceeds of any and all of the foregoing including, without limitation, all present and future claims, demands, causes of action and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

(b)    The foregoing grant is made in trust to secure the Issuer Obligations and to secure compliance with the provisions of this Base Indenture and any Indenture Supplement, all as provided in the Indenture. The Indenture Trustee, as Indenture Trustee on behalf of the Investor Noteholders, acknowledges such grant, accepts the trusts under the Indenture in accordance with the provisions of the Indenture and subject to Section 10.1 and 10.2, agrees to perform its duties required in the Indenture to the best of its abilities to the end that the interests of the Investor Noteholders may be adequately and effectively protected. The Collateral shall secure the Investor Notes equally and ratably without prejudice, priority (except, with respect to any Series of Investor Notes, as otherwise stated in the applicable Indenture Supplement) or distinction.

Section 3.2.    Transaction Documents

(a)    Promptly following a request from the Indenture Trustee to do so and at the Administrator’s expense, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by Holdings, SPV, the Origination Trust, the Intermediary, WBNA, the Servicer, the Administrator, VMS, PHH or PHH Consumer Lease or any other party to any of the Transaction Documents, as applicable, of each of their respective obligations under the Transaction Documents, in each case in accordance with the applicable terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by Holdings, SPV, the Origination Trust, the Intermediary, WBNA, the Servicer, the Administrator, VMS, PHH or PHH Consumer Lease or any other party to any of the Transaction Documents, as applicable, of each of their respective obligations under the Transaction Documents. If (i) the Issuer shall have failed, within 30 days of receiving the direction of the Indenture Trustee, to take commercially reasonable action to accomplish such directions of the Indenture Trustee, (ii) the Issuer refuses to take any such action, or (iii) the Indenture Trustee reasonably determines that such action must be taken immediately, the Indenture Trustee may take such previously directed action and any related action permitted under the Indenture which the Indenture Trustee thereafter determines is appropriate (without the need under this provision or any other provision under the Indenture to direct the Issuer to take such action), on behalf of the Issuer and the Investor Noteholders.

(b)    If an Event of Default has occurred and is continuing with respect to any Series of Outstanding Investor Notes, the Indenture Trustee may, and, at the direction (which direction shall be in writing) of the Holders of a Majority in Interest of such Series of Outstanding Investor Notes (or, if an Event of Default with respect to more than one Series of Investor Notes has occurred, a Majority in Interest of each Series of Investor Notes with respect to which an Event of Default shall have occurred) shall exercise all rights, remedies, powers, privileges and claims of the Issuer against Holdings, SPV, the Origination Trust, the Intermediary, WBNA, the Servicer, the Administrator, VMS, PHH or PHH Consumer Lease or any other party to any of the Transaction Documents under or in connection with any of the Transaction Documents, including the right or power to take any action to compel or secure performance or observance by Holdings, SPV, the Origination Trust, the Intermediary, WBNA, the Servicer, the Administrator, VMS, PHH, PHH Consumer Lease or any other party of each of their respective obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Transaction Documents, and any right of the Issuer to take such action shall be suspended; provided that, if an Event of Default has occurred and is continuing with respect to less than all Series of Outstanding Investor Notes, the Indenture Trustee may not take any action hereunder that is detrimental to the rights of the Holders of the Investor Notes with respect to which no Event of Default shall have occurred.

(c)    Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Base Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that, unless such action is specifically permitted hereunder or under the other Transaction Documents, it will not, without the prior written consent of the Holders of a Majority in Interest of each Series of Outstanding Notes, (i) amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any of the Issuer Assets, including any of the Transaction Documents; provided that no consent of Investor Noteholders shall be required for any amendment, modification or waiver of or to any Transaction Document if (A)(1) such amendment, modification or waiver does not adversely affect in any material respect the Investor Noteholders of any Series of Investor Notes (as substantiated by an Opinion of Counsel to such effect) or (2) such amendment or modification is an amendment or modification to the LLC Agreement relating to the issuance of a series of Preferred Membership Interests and (B) the Rating Agency Condition is satisfied with respect to each affected Series of Investor Notes; or (ii) waive timely performance or observance by Holdings under the Loan Agreement, the Origination Trust under the Origination Trust Guaranty or the Origination Trust Security Agreement, SPV under the Nominee Lienholder Agreement, the Intermediary or WBNA under the Master Exchange Agreement or the Master Trust Agreement or the Origination Trust, VMS or the Servicer under the Origination Trust Documents. Upon the occurrence of a Servicer Termination Event, the Issuer will not, without the prior written consent of the Indenture Trustee or the Holders of a Majority in Interest of each Series of Outstanding Notes, terminate the Servicer and appoint a successor Servicer in accordance with the Servicing Agreement and will terminate the Servicer and appoint a successor Servicer in accordance with the Servicing Agreement if so directed by the Indenture Trustee or the Holders of a Majority in Interest of each Series of Outstanding Notes.

Section 3.3.    Release of Issuer Assets

(a)    The Indenture Trustee shall when required by the provisions of the Indenture execute instruments to release property from the lien of the Base Indenture, or convey the Indenture Trustee’s interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of the Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Section 3.3 shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

(b)    The Indenture Trustee shall, at such time as there are no Investor Notes Outstanding, release any remaining portion of the Issuer Assets that secured the Investor Notes from the lien of the Indenture and release to the Issuer any funds then on deposit in the Issuer Accounts. The Indenture Trustee shall release property from the lien of the Indenture pursuant to this Section 3.3(b) only upon receipt of an Issuer Order accompanied by an Officer’s Certificate, an Opinion of Counsel and (if the Indenture is qualified under the TIA and the TIA so requires) Independent Certificates in accordance with TIA §§ 314(c) and 314(d)(1) meeting the applicable requirements of Section 13.1.

Section 3.4.    Opinions of Counsel

The Indenture Trustee shall receive at least seven days’ notice when requested by the Issuer to take any action pursuant to Section 3.3(a), accompanied by copies of any instruments involved, and the Indenture Trustee may also require as a condition of such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all such action will not materially and adversely impair the security for the Investor Notes or the rights of the Investor Noteholders; provided, however that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Issuer Assets. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

Section 3.5.    Stamp, Other Similar Taxes and Filing Fees

The Issuer shall indemnify and hold harmless the Indenture Trustee and each Investor Noteholder from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, that may be assessed, levied or collected by any jurisdiction in connection with the Indenture or any Collateral. The Issuer shall pay, or reimburse the Indenture Trustee for, any and all amounts in respect of, all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts that may be payable or determined to be payable in respect of the execution, delivery, performance and/or enforcement of the Indenture.

ARTICLE 4.

REPORTS

Section 4.1.    Servicer Reports

The Issuer will deliver or cause to be delivered to the Indenture Trustee:

(i)    prior to 1:00 p.m. (New York City time) on each Deposit Date, a copy of the Deposit Report (a “Deposit Report”) prepared and delivered by the Servicer to the Issuer pursuant to the Origination Trust Servicing Agreement, setting forth the aggregate amount of Collections deposited in the Collection Account on such Deposit Date. whether directly or as a result of transfers from a Joint Collection Account;

(ii)    on each Determination Date, a copy of the Settlement Statement (a “Settlement Statement”) prepared and delivered by the Servicer to the Issuer pursuant to the Origination Trust Servicing Agreement, setting forth the information required to be set forth therein under the Origination Trust Servicing Agreement and each Indenture Supplement and such other information as the Indenture Trustee may reasonably request;

(iii)    within ten Business Days of the last Business Day of each fiscal quarter of the Issuer, a copy of the Quarterly Compliance Certificate (a “Quarterly Compliance Certificate”) prepared and delivered by the Servicer pursuant to the Origination Trust Servicing Agreement, setting forth the information required to be set forth therein under the Origination Trust Servicing Agreement;

(iv)    on or before March 31 of each year, a copy of the Annual Servicing Report (an “Annual Servicing Report”) prepared by the Servicer’s independent auditors in accordance with the Origination Trust Servicing Agreement, setting forth the information required to be set forth therein under the Origination Trust Servicing Agreement;

(v)    within 45 days following the end of each fiscal quarter of the Servicer, a copy of the certificate prepared and delivered by the Servicer pursuant Section 8.3(b) of the Origination Trust Servicing Agreement;

(vi)    promptly upon the delivery by the Servicer to the Issuer, a copy of any other information, reports or other materials required to be delivered by the Servicer to the Issuer pursuant to the Origination Trust Servicing Agreement;

(vii)    from time to time such additional information regarding the financial position, results of operations or business of the Origination Trust, VMS or PHH as the Indenture Trustee may reasonably request to the extent that the Servicer delivers such information to the Issuer pursuant to the Origination Trust Servicing Agreement; and

(viii)    at the time of delivery of the item described in clause (iii) above, a certificate of an officer of the Issuer that, except as provided in any certificate delivered in accordance with Section 8.8, no Amortization Event, Potential Amortization Event, Loan Event of Default, Default or Event of Default under any of the Transaction Documents to which it is a party has occurred or is continuing during such fiscal quarter.

Section 4.2.    Communication to Investor Noteholders

(a)    If the Indenture is qualified under the TIA, the Investor Noteholders may communicate pursuant to TIA §312(b) with other Investor Noteholders with respect to their rights under the Indenture or under the Investor Notes.

(b)    If the Indenture is qualified under the TIA, the Issuer, the Indenture Trustee and the Transfer Agent and Registrar shall have the protection of TIA §312(c).

Section 4.3.    Rule 144A Information

For so long as any of the Investor Notes are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer agrees to provide to any Investor Noteholder or Beneficial Owner and to any prospective purchaser of Investor Notes designated by such Investor Noteholder or Beneficial Owner upon the request of such Investor Noteholder or Beneficial Owner or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the conditions set forth in Rule 144A(d)(4) under the Securities Act.

Section 4.4.    Reports by the Issuer

(a)    Unless otherwise specified in the related Indenture Supplement, on each Settlement Date, the Issuer shall deliver to the Indenture Trustee or the Paying Agent and the Indenture Trustee or the Paying Agent, as the case may be, shall forward to each Investor Noteholder of each Outstanding Series the Monthly Settlement Statement with respect to such Series, with a copy to the Rating Agencies.

(b)    As soon as available, but in any event within 90 days after the end of each fiscal year of the Issuer, the Issuer shall deliver to the Indenture Trustee or the Paying Agent and the Indenture Trustee or the Paying Agent, as the case may be, shall forward to each Investor Noteholder of each Outstanding Series a copy of the audited financial statements of the Issuer at the end of such year, prepared by independent certified public accountants of nationally recognized standing.

(c)    Unless otherwise specified in the related Indenture Supplement, on or before January 31 of each calendar year, beginning with calendar year 2007, the Indenture Trustee or the Paying Agent shall furnish to each Person who at any time during the preceding calendar year was an Investor Noteholder of a Series of Investor Notes a statement prepared by or on behalf of the Issuer containing the information which is required to be contained in the Monthly Settlement Statements with respect to such Series of Investor Notes aggregated for such calendar year or the applicable portion thereof during which such Person was an Investor Noteholder, together with such other customary information (consistent with the treatment of the Investor Notes as debt) as the Issuer deems necessary or desirable to enable the Investor Noteholders to prepare their tax returns (each such statement, an “Annual Noteholders’ Tax Statement”). Such obligations of the Issuer to prepare and the Indenture Trustee or the Paying Agent to distribute the Annual Noteholders’ Tax Statement shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Indenture Trustee or the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

Section 4.5.    Reports by the Indenture Trustee

If the Indenture is qualified under the TIA, within 60 days after each March 31, beginning on March 31 in the first year after the Indenture is qualified under the TIA, if required by TIA § 313(a), the Indenture Trustee shall mail to each Investor Noteholder as required by TIA § 313(c) a brief report dated as of such date that complies with TIA § 313(a). The Indenture Trustee also shall comply with TIA § 313(b). A copy of such each report at the time of its mailing to Investor Noteholders shall be filed by the Indenture Trustee with the Securities and Exchange Commission and each stock exchange, if any, on which the Investor Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Investor Notes are listed on any stock exchange.

ARTICLE 5.

ALLOCATION AND APPLICATION OF COLLECTIONS

Section 5.1.    Collection Account

(a)    Establishment of Collection Account. On or prior to the date hereof, the Issuer, the Collection Account Securities Intermediary and the Indenture Trustee shall have entered into the Collection Account Control Agreement pursuant to which the Collection Account shall be established and maintained for the benefit of the Investor Noteholders. If at any time a Responsible Officer of the Indenture Trustee obtains knowledge that the Collection Account is no longer an Eligible Deposit Account, the Indenture Trustee shall, within 30 days of obtaining such knowledge, cause the Collection Account to be moved to a Qualified Trust Institution or Qualified Institution and cause the depositary maintaining the new Collection Account to assume the obligations of the existing Collection Account Securities Intermediary under the Collection Account Control Agreement.

(b)    Series Accounts. If so provided in the related Indenture Supplement, the Indenture Trustee, for the benefit of the Investor Noteholders, shall cause to be established and maintained, one or more Series Accounts and/or administrative sub-accounts of the Collection Account to facilitate the proper allocation of Collections in accordance with the terms of such Indenture Supplement. Each such Series Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Noteholders of such Series. Each such Series Account will be an Eligible Deposit Account, if so provided in the related Indenture Supplement and will have the other features and be applied as set forth in the related Indenture Supplement.

(c)    Administration of the Collection Account. The Issuer shall instruct the institution maintaining the Collection Account in writing to invest the funds on deposit in the Collection Account in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal on or prior to the Transfer Date related to the Monthly Period in which such funds were processed for collection, or if so specified in the related Indenture Supplement, on the immediately succeeding Payment Date. In the absence of written investment instructions hereunder, funds on deposit in the Collection Account shall remain uninvested. Neither the Issuer nor the Indenture Trustee shall dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment.

(d)    Establishment of Joint Collection Accounts. To facilitate the collection of and to allow for the identification and separation of funds that are Relinquished Property Proceeds from funds that are Non-Qualified Funds, the Indenture Trustee shall establish and maintain, in the joint name of the Indenture Trustee and the Intermediary, one or more Joint Collection Accounts that shall each be an Eligible Deposit Account and administered and operated as provided in this Base Indenture and the Master Exchange Agreement. If at any time a Responsible Officer of the Indenture Trustee obtains knowledge that a Joint Collection Account is no longer an Eligible Deposit Account, the Indenture Trustee shall, within 30 days of obtaining such knowledge, establish in conjunction with the Intermediary a new Joint Collection Account that is an Eligible Deposit Account and transfer into the new Joint Collection Account all cash and investments from the non-qualifying Joint Collection Account.

Section 5.2.    Gain on Sale Account

(a)    Establishment of Gain on Sale Account. On or prior to the date hereof, the Issuer, the Gain on Sale Account Securities Intermediary and the Indenture Trustee shall have entered into the Gain on Sale Account Control Agreement pursuant to which the Gain on Sale Account shall be established and maintained for the benefit of the Investor Noteholders. If at any time a Responsible Officer of the Indenture Trustee obtains knowledge that the Gain on Sale Account is no longer an Eligible Deposit Account, the Indenture Trustee shall, within 30 days of obtaining such knowledge, cause the Gain on Sale Account to be moved to a Qualified Trust Institution or Qualified Institution and cause the depositary maintaining the new Gain on Sale Account to assume the obligations of the existing Gain on Sale Account Securities Intermediary under the Gain on Sale Account Control Agreement.

(b)    Investment of Funds in the Gain on Sale Account. The Issuer shall instruct the institution maintaining the Gain on Sale Account in writing to invest the funds on deposit in the Gain on Sale Account in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal on or prior to each Transfer Date. In the absence of written investment instructions hereunder, funds on deposit in the Gain on Sale Account shall remain uninvested. Neither the Issuer nor the Indenture Trustee shall dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment.

(c)    Earnings from Gain on Sale Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Gain on Sale Account shall be deemed to be available and on deposit for distribution.

(d)    Deposits to Gain on Sale Account. Amounts will be deposited in the Gain on Sale Account in accordance with this Article 5, as modified by any Indenture Supplement.

(e)    Withdrawals from Gain on Sale Account. No later than 2:00 p.m. (New York City time) on each Transfer Date, the Issuer shall direct the Indenture Trustee in writing to withdraw from the Gain on Sale Account an amount equal to the lesser of (x) the Monthly Residual Value Loss for the immediately preceding Monthly Period and (y) the amount then on deposit in the Gain on Sale Account and deposit such amount into the Collection Account for allocation in accordance with Article 5, as modified by any Indenture Supplement. On any Transfer Date on which the amount on deposit in the Gain on Sale Account (after giving effect to any withdrawals therefrom pursuant to the immediately preceding sentence) is greater than an amount equal to the Applicable Gain on Sale Account Percentage of the sum of the aggregate Lease Balance of each Eligible Lease that is a Closed-End Lease allocated to the Lease SUBI as of last day of the Monthly Period immediately preceding such Transfer Date and the Aggregate Residual Value Amount as of such date, the Issuer shall direct the Indenture Trustee in writing to withdraw such excess from the Gain on Sale Account and deposit it in the Issuer General Account.

Section 5.3.    Collection of Money.

Except as otherwise provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to the Indenture. The Indenture Trustee shall apply all such money received by it as provided in the Indenture. Except as otherwise provided in the Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Issuer Assets, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under the Indenture and any right to proceeds thereafter as provided in Article 9.

Section 5.4.    Collections and Allocations.

(a)    Collections in General. Until the Indenture is terminated pursuant to Section 11.1, the Issuer shall, and the Indenture Trustee is authorized to, cause all Collections due and to become due to the Issuer or the Indenture Trustee, as the case may be, under or in connection with the Collateral to be paid directly to the Indenture Trustee for deposit into the Collection Account. The Issuer agrees that if any Collections shall be received by the Issuer in an account other than the Collection Account, such monies, instruments, cash and other proceeds will not be commingled by the Issuer with any of its other funds or property, if any, but will be held separate and apart therefrom and shall be held in trust by the Issuer for, and immediately remitted to, the Indenture Trustee, with any necessary endorsement. All monies, instruments, cash and other proceeds received by the Indenture Trustee pursuant to this Base Indenture shall be in immediately available funds and shall be immediately deposited in the Collection Account and shall be applied as provided in this Article 5.

(b)    Allocations for Investor Noteholders. On each Deposit Date, the Issuer shall allocate Collections deposited into the Collection Account in accordance with this Article 5 and shall instruct the Indenture Trustee to withdraw the required amounts from the Collection Account and make the required deposits in any Series Account in accordance with this Article 5, as modified by any Indenture Supplement. The Issuer shall make such deposits or payments on the date indicated therein in immediately available funds or as otherwise provided in the Indenture Supplement for any Series with respect to such Series. The Administrator, on behalf of the Issuer, has agreed to furnish to the Indenture Trustee or the Paying Agent, as applicable, written instructions to make the aforementioned withdrawals and payments from the Collection Account and any Issuer Accounts specified herein or in an Indenture Supplement. The Indenture Trustee and the Paying Agent shall promptly follow any such written instructions.

(c)    Sharing Collections. In the manner described in the related Indenture Supplement, to the extent that Collections that are allocated to any Series on a Deposit Date are not needed to make payments to Investor Noteholders of such Series or required to be deposited in a Series Account for such Series on such Deposit Date, such Collections may, at the direction of the Issuer, be applied to cover principal payments due to or for the benefit of Investor Noteholders of another Series. Any such reallocation will not result in a reduction in the Invested Amount of the Series to which such Collections were initially allocated.

(d)    Allocations After Certain Events of Default. After each Outstanding Series of Investor Notes shall have been declared to be immediately due and payable pursuant to Section 9.2 as a result of the occurrence of an Event of Default defined in clause (a) or (b) of Section 9.1, to the extent that Collections that are allocated to any Series of Investor Notes on a Settlement Date are not needed to make payments of principal of, or interest on, the Investor Notes of such Series, such Collections shall be applied to cover principal payments due on the Investor Notes of all other Series then Outstanding on a pro rata basis based on the Invested Percentages of such other Series of Investor Notes.

Section 5.5.    Joint Collection Account Disputes

. If the Indenture Trustee receives notice pursuant to Section 4.2(c) of the Master Exchange Agreement that the Intermediary has disapproved of any proposed transfer of funds from a Joint Collection Account to the Collection Account that are required pursuant to the Master Exchange Agreement to be applied to repay the Loans, the Indenture Trustee may, and upon written direction of the Administrator or the Holders of a Majority in Interest of any Series shall, deliver a certification to the Intermediary setting forth the amounts due and owing in respect of the Loan Agreement.

[THE REMAINDER OF ARTICLE 5 IS RESERVED AND MAY BE SPECIFIED IN ANY INDENTURE SUPPLEMENT WITH RESPECT TO ANY SERIES.]

ARTICLE 6.

DISTRIBUTIONS

Section 6.1.    Distributions in General

(a)    Unless otherwise specified in the applicable Indenture Supplement, on each Payment Date, the Paying Agent shall pay to the Investor Noteholders of each Series of record on the preceding Record Date the amounts payable thereto hereunder by wire transfer or check mailed first-class postage prepaid to such Investor Noteholder at the address for such Investor Noteholder appearing in the Note Register except that with respect to Investor Notes registered in the name of a Clearing Agency or its nominee, such amounts shall be payable by wire transfer of immediately available funds released by the Indenture Trustee or the Paying Agent from the applicable Series Account no later than Noon (New York City time) on the Payment Date for credit to the account designated by such Clearing Agency or its nominee, as applicable. The final payment of any Definitive Note, however, will be made only upon presentation and surrender of such Definitive Note at the offices or agencies specified in the notice of final distribution with respect to such Definitive Note on a Payment Date which is a business day in the place of presentation.

(b)    Unless otherwise specified in the applicable Indenture Supplement (i) all distributions to Investor Noteholders of all Classes within a Series of Investor Notes will have the same priority and (ii) in the event that on any date of determination the amount available to make payments to the Investor Noteholders of a Series is not sufficient to pay all sums required to be paid to such Investor Noteholders on such date, then each Class of Investor Noteholders will receive its ratable share (based upon the aggregate amount due to such Class of Investor Noteholders) of the aggregate amount available to be distributed in respect of the Investor Notes of such Series.

Section 6.2.    Optional Repurchase of Investor Notes

On any Payment Date occurring on or after the date on which the Invested Amount of any Series or Class of such Series is equal to or less than the Repurchase Amount (if any) for such Series or Class set forth in the Indenture Supplement related to such Series, or at such other time otherwise provided for in the Indenture Supplement relating to such Series, the Issuer shall have the option to purchase all Outstanding Investor Notes of such Series, or Class of such Series, at a purchase price (determined after giving effect to any payment of principal and interest on such Payment Date) equal to (unless otherwise specified in the related Indenture Supplement) the Invested Amount of such Series, or Class of such Series, on such Payment Date, plus accrued and unpaid interest on the unpaid principal balance of the Investor Notes of such Series, or Class of such Series (calculated at the Investor Note Rate of such Series or Class) through the day immediately prior to the date of such purchase plus, if provided for in the related Indenture Supplement, any premium payable at such time. The Issuer shall give the Indenture Trustee at least 10 Business Days’ prior written notice of the date on which the Issuer intends to exercise such option to purchase. Not later than 12:00 Noon (New York City time) on such Payment Date, an amount of the purchase price equal to the Invested Amount of all Investor Notes of such Series or Class of such Series on such Payment Date and the amount of accrued and unpaid interest with respect to such Investor Notes and any applicable premium will be deposited into the applicable Series Account for such Series in immediately available funds. The funds deposited into such Series Account or distributed to the Paying Agent will be passed through in full to the Investor Noteholders on such Payment Date.

ARTICLE 7.

REPRESENTATIONS AND WARRANTIES

The Issuer hereby represents and warrants, for the benefit of the Indenture Trustee and the Noteholders, as follows as of each Series Closing Date:

Section 7.1.    Existence and Power

The Issuer (a) is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, (b) is duly qualified to do business as a foreign limited liability company and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations make such qualification necessary, and (c) has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and for purposes of the transactions contemplated by this Base Indenture and the other Transaction Documents.

Section 7.2.    Governmental Authorization

The execution, delivery and performance by the Issuer of this Base Indenture, the related Indenture Supplement and the other Transaction Documents to which it is a party (a) is within the Issuer’s power, has been duly authorized by all necessary action, (b) requires no action by or in respect of, or filing with, any governmental body, agency or official which has not been obtained and (c) does not contravene, or constitute a default under, any Requirement of Law or any provision of its certificate of formation or the LLC Agreement or result in the creation or imposition of any Lien on any of the Issuer Assets, except for Liens created by the Indenture or the other Transaction Documents. This Base Indenture and each of the other Transaction Documents to which the Issuer is a party has been executed and delivered by a duly authorized officer of the Issuer.

Section 7.3.    Binding Effect

This Base Indenture and each other Transaction Document is a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).

Section 7.4.    Financial Information; Financial Condition

All balance sheets, all statements of operations, of shareholders’ equity and of cash flow, and other financial data (other than projections) which have been or shall hereafter be furnished by the Issuer to the Indenture Trustee and the Rating Agencies pursuant to Section 4.4 have been and will be prepared in accordance with GAAP (to the extent applicable) and do and will present fairly the financial condition of the Issuer as of the dates thereof and the results of its operations for the periods covered thereby, subject, in the case of all unaudited statements, to normal year-end adjustments and lack of footnotes and presentation items.

Section 7.5.    Litigation

There is no action, suit or proceeding pending against or, to the knowledge of the Issuer, threatened against or affecting the Issuer before any court or arbitrator or any Governmental Authority that could materially adversely affect the financial position, results of operations, business, properties, performance, prospects or condition (financial or otherwise) of the Issuer or which in any manner draws into question the validity or enforceability of this Base Indenture, any Indenture Supplement or any other Transaction Document or the ability of the Issuer to perform its obligations hereunder or thereunder.

Section 7.6.    No ERISA Plan

The Issuer has not established and does not maintain or contribute to any Pension Plan that is covered by Title IV of ERISA and will not do so, as long as any Investor Notes are Outstanding.

Section 7.7.    Tax Filings and Expenses

The Issuer has filed all federal, state and local tax returns and all other tax returns which, to the knowledge of the Issuer, are required to be filed (whether informational returns or not), and has paid all taxes due, if any, pursuant to said returns or pursuant to any assessment received by the Issuer, except such taxes, if any, as are being contested in good faith and for which adequate reserves have been set aside on its books. The Issuer has paid all fees and expenses required to be paid by it in connection with the conduct of its business, the maintenance of its existence and its qualification as a foreign limited liability company authorized to do business in each State in which it is required to so qualify.

Section 7.8.    Disclosure

All certificates, reports, statements, documents and other information furnished to the Indenture Trustee by or on behalf of the Issuer pursuant to any provision of this Base Indenture or any Transaction Document, or in connection with or pursuant to any amendment or modification of, or waiver under, this Base Indenture or any Transaction Document, shall, at the time the same are so furnished, be complete and correct to the extent necessary to give the Indenture Trustee true and accurate knowledge of the subject matter thereof in all material respects, and the furnishing of the same to the Indenture Trustee shall constitute a representation and warranty by the Issuer made on the date the same are furnished to the Indenture Trustee to the effect specified herein.

Section 7.9.    Investment Company Act

The Issuer is not, and is not controlled by, an “investment company” within the meaning of, and is not required to register as an “investment company” under, the Investment Company Act of 1940.

Section 7.10.    Regulations T, U and X

The proceeds of the Investor Notes will not be used to purchase or carry any “margin stock” (as defined or used in the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof). The Issuer is not engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock.

Section 7.11.    No Consent

No consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery of this Base Indenture or any Indenture Supplement or for the performance of any of the Issuer’s obligations hereunder or thereunder or under any other Transaction Document other than such consents, approvals, authorizations, registrations, declarations or filings as shall have been obtained by the Issuer prior to the Initial Closing Date or as contemplated in Section 7.13.

Section 7.12.    Solvency

Both before and after giving effect to the transactions contemplated by this Base Indenture and the other Transaction Documents, the Issuer is solvent within the meaning of the Bankruptcy Code and the Issuer is not the subject of any voluntary or involuntary case or proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy or insolvency law and no Insolvency Event has occurred with respect to the Issuer.

Section 7.13.    Security Interests

(a)    The Issuer owns and has good and marketable title to the Collateral, free and clear of all Liens other than Permitted Liens. The Loan Note constitutes an “instrument” under the applicable UCC, the Collection Account and the Gain on Sale Account constitute “securities accounts” under the applicable UCC, and the remaining Collateral constitutes “general intangibles” under the applicable UCC. The Indenture constitutes a valid and continuing Lien on the Collateral in favor of the Indenture Trustee on behalf of the Investor Noteholders, which Lien will be prior to all other Liens (other than Permitted Liens), will be enforceable as such as against creditors of and purchasers from the Issuer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing.

(b)    Other than the security interest granted to the Indenture Trustee under the Indenture, the Issuer has not pledged, assigned, sold or granted a security interest in the Collateral. Each of the SUBI Certificates has been duly registered in the name of the Issuer, endorsed in blank, and delivered to the Indenture Trustee, the Loan Note has been endorsed in blank and delivered to the Indenture Trustee and all other action necessary (including the filing of UCC-1 financing statements) to protect and perfect the Indenture Trustee’s security interest in the Collateral now in existence and hereafter acquired or created has been duly and effectively taken.

(c)    No security agreement, financing statement, equivalent security or lien instrument or continuation statement listing the Issuer as debtor covering all or any part of the Collateral is on file or of record in any jurisdiction, except such as may have been filed, recorded or made by the Issuer in favor of the Indenture Trustee on behalf of the Investor Noteholders in connection with the Indenture.

(d)     The Issuer’s legal name is Chesapeake Funding LLC and its location within the meaning of Section 9-307 of the applicable UCC is the State of Delaware.

Section 7.14.    Binding Effect of Certain Agreements

Each of the Origination Trust Documents and the Loan Agreement is in full force and effect and there are no outstanding events of default thereunder nor have events occurred which, with the giving of notice, the passage of time or both, would constitute such an event of default.

Section 7.15.    Non-Existence of Other Agreements

(a)    Other than as permitted by Section 8.23, (i) the Issuer is not a party to any contract or agreement of any kind or nature and (ii) the Issuer is not subject to any obligations or liabilities of any kind or nature in favor of any third party, including, without limitation, Contingent Obligations.

(b)    The Issuer has not engaged in any activities since its formation (other than those incidental to its formation and other appropriate actions including the proposed Loans, the authorization and the issue of the initial Series of Notes, the execution of the Transaction Documents to which it is a party and the performance of the activities referred to in or contemplated by such agreements).

Section 7.16.    Compliance with Contractual Obligations and Laws

The Issuer is not (i) in violation of the LLC Agreement, (ii) in violation of any Requirement of Law to which it or its property or assets may be subject or (iii) in violation of any Contractual Obligation with respect to the Issuer.

Section 7.17.    Other Representations

All representations and warranties of the Issuer made in each Transaction Document to which it is a party are true and correct and are repeated herein as though fully set forth herein.

Section 7.18.    Ownership of the Issuer

All of the issued and outstanding common membership interests in the Issuer are owned by PHH Sub 2, all of which common membership interests have been validly issued, are fully paid and non-assessable and are owned of record by PHH Sub 2, free and clear of all Liens other than Permitted Liens. The Issuer has no Subsidiaries and owns no capital stock of, or other equity interest in, any other Person.

ARTICLE 8.

COVENANTS

Section 8.1.    Payment of Investor Notes

The Issuer shall pay the principal of (and premium, if any) and interest on the Investor Notes pursuant to the provisions of this Base Indenture and any applicable Indenture Supplement. Principal and interest shall be considered paid on the date due if the Paying Agent holds on that date money designated for and sufficient to pay all principal and interest then due.

Section 8.2.    Maintenance of Office or Agency

The Issuer will maintain in The City of New York, an office or agency where Investor Notes may be surrendered for registration of transfer or exchange. The Issuer hereby initially appoints the Transfer Agent and Registrar to serve as its agent for the foregoing purposes. In addition, Definitive Notes will be transferable or exchangeable at the offices of any co-transfer agent and co-registrar in Luxembourg appointed in accordance with the terms hereof. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

The Issuer may also from time to time designate one or more other offices or agencies where the Investor Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Issuer will give prompt written notice to the Indenture Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

The Issuer hereby designates the Corporate Trust Office of the Indenture Trustee as one such office or agency of the Issuer.

Section 8.3.    Payment of Obligations

The Issuer will pay and discharge, at or before maturity, all of its respective material obligations and liabilities, including, without limitation, tax liabilities and other governmental claims, except where the same may be contested in good faith by appropriate proceedings, and will maintain, in accordance with GAAP, reserves as appropriate for the accrual of any of the same.

Section 8.4.    Conduct of Business and Maintenance of Existence

The Issuer will keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware and will obtain and preserve its qualification to do business in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business and operations of the Issuer or which qualification shall be necessary to protect the validity and enforceability of the Indenture, the Investor Notes and any instrument or agreement included in the Issuer Assets.

Section 8.5.    Compliance with Laws

The Issuer will comply in all respects with all Requirements of Law and all applicable laws, ordinances, rules, regulations, and requirements of Governmental Authorities (including, without limitation, ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings and where such noncompliance would not materially and adversely affect the condition, financial or otherwise, operations, performance, properties or prospects of the Issuer or its ability to carry out the transactions contemplated in this Base Indenture and each other Transaction Document; provided, however, such noncompliance will not result in a Lien (other than a Permitted Lien) on any Issuer Asset.

Section 8.6.    Inspection of Property, Books and Records

The Issuer will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to the Issuer Assets and its business activities in accordance with GAAP; and will permit the Indenture Trustee to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, directors, employees and independent public accountants, all at such reasonable times upon reasonable notice and as often as may reasonably be requested.

Section 8.7.    Compliance with Transaction Documents; Issuer Assets

(a)    The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person’s covenants or obligations under any instrument or agreement included in the Issuer Assets or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Base Indenture, any other Transaction Document or such other instrument or agreement.

(b)    Promptly upon becoming aware of any default under any Transaction Document, the Issuer shall give the Indenture Trustee and the Rating Agencies notice thereof.

(c)    The Issuer will punctually perform and observe all of its obligations and agreements contained in this Base Indenture, the other Transaction Documents and in the instruments and agreements included in the Issuer Assets, including but not limited to preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of the Indenture and the Loan Agreement in accordance with and within the time periods provided for herein and therein.

(d)    The Issuer may contract with other Persons to assist it in performing its duties under the Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer’s Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Administrator to assist the Issuer in performing its duties under the Indenture.

Section 8.8.    Notice of Defaults

Promptly upon becoming aware of any Potential Amortization Event, Amortization Event, Potential Loan Event of Default, Loan Event of Default, Servicer Termination Event, Event of Default or Default under any of the Transaction Documents, the Issuer shall give the Indenture Trustee and the Rating Agencies written notice thereof, together with an Officer’s Certificate, setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by the Issuer.

Section 8.9.    Notice of Material Proceedings

Promptly upon becoming aware thereof, the Issuer shall give the Indenture Trustee and the Rating Agencies written notice of the commencement or existence of any proceeding by or before any Governmental Authority against or affecting the Issuer which is reasonably likely to have a material adverse effect on the business, condition (financial or otherwise), results of operations, properties or performance of the Issuer or the ability of the Issuer to perform its obligations under this Base Indenture or under any other Transaction Document to which it is a party.

Section 8.10.    Further Requests

The Issuer will promptly furnish to the Indenture Trustee and the Rating Agencies such other information as, and in such form as, the Indenture Trustee or the Rating Agencies may reasonably request in connection with the transactions contemplated by the Indenture.

Section 8.11.    Protection of Issuer Assets

The Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(a)    maintain or preserve the lien and security interest (and the priority thereof) of the Indenture or carry out more effectively the purposes thereof;

(b)    perfect, publish notice of or protect the validity of the lien and security interest created by the Indenture;

(c)    enforce the rights of the Indenture Trustee and the Investor Noteholders in any of the Issuer Assets; or

(d)    preserve and defend title to the Issuer Assets and the rights of the Indenture Trustee and the Investor Noteholders in such Issuer Assets against the claims of all persons and parties.

The Indenture Trustee is hereby authorized to execute and file any financing statement, continuation statement or other instrument necessary or appropriate to perfect or maintain the perfection of the Indenture Trustee’s security interest in the Collateral. The Indenture Trustee shall have no obligation to prepare or determine the necessity for the filing of any financing statement, continuation statement or other instrument with respect to the perfection of the Indenture Trustee’s security interest in the Collateral

Section 8.12.    Annual Opinion of Counsel

On or before March 31 of each calendar year, commencing with March 31, 2007, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of the Base Indenture, any Indenture Supplement and any Supplement and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the perfection of the lien and security interest created by the Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of the Indenture, any Indenture Supplement and any Supplement and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the perfection of the lien and security interest of the Indenture until March 31 in the following calendar year.

Section 8.13.    Liens

The Issuer will not create, incur, assume or permit to exist any Lien upon any of the Issuer Assets (including the Collateral), other than Permitted Liens.

Section 8.14.    Other Indebtedness

The Issuer will not create, assume, incur, suffer to exist or otherwise become or remain liable in respect of any Indebtedness other than (i) Indebtedness hereunder and (ii) Indebtedness permitted under any other Transaction Document.

Section 8.15.    Mergers

The Issuer will not merge or consolidate with or into any other Person.

Section 8.16.    Sales of Issuer Assets

The Issuer will not sell, lease, transfer, liquidate or otherwise dispose of any Issuer Assets, except as contemplated by the Transaction Documents unless directed to do so by the Indenture Trustee.

Section 8.17.    Acquisition of Assets

The Issuer will not acquire, by long-term or operating lease or otherwise, any assets except in accordance with the terms of the Transaction Documents.

Section 8.18.    Distributions

The Issuer will not declare any dividends on any of the Membership Interests or make any purchase, redemption or other acquisition of, any of the Membership Interests, other than as provided in the Transaction Documents. The Issuer will not redeem any Preferred Membership Interests if any such redemption would result in the occurrence of an Amortization Event with respect to any Series of Investor Notes Outstanding. The Issuer will not issue any series of Preferred Membership Interests unless, prior to such issuance, each Rating Agency confirms that after such issuance the Rating Agency Condition will be met.

Section 8.19.    Legal Name; Location Under Section 9-301

The Issuer will change neither its location (within the meaning of Section 9-301 of the applicable UCC) nor its legal name without sixty (60) days’ prior written notice to the Indenture Trustee. In the event that the Issuer desires to so change its location or legal name, the Issuer will make any required filings and prior to actually changing its location or its legal name the Issuer will deliver to the Indenture Trustee (i) an Officer’s Certificate and an Opinion of Counsel confirming that all required filings have been made to continue the perfected interest of the Indenture Trustee on behalf of the Investor Noteholders in the Collateral in respect of the new location or new legal name of the Issuer and (ii) copies of all such required filings with the filing information duly noted thereon by the office in which such filings were made.

Section 8.20.    Organizational Documents

The Issuer will not amend the LLC Agreement unless, prior to such amendment, each Rating Agency confirms that after such amendment the Rating Agency Condition will be met.

Section 8.21.    Investments

The Issuer will not make, incur, or suffer to exist any loan, advance, extension of credit or other investment in any Person other than in accordance with the Transaction Documents and, in addition, without limiting the generality of the foregoing, the Issuer will not cause the Indenture Trustee to make any Permitted Investments on the Issuer’s behalf that would have the effect of causing the Issuer to be an “investment company” within the meaning of the Investment Company Act.

Section 8.22.    No Other Agreements

The Issuer will not enter into or be a party to any agreement or instrument other than any Transaction Document or documents and agreements incidental thereto.

Section 8.23.    Other Business

The Issuer will not engage in any business or enterprise or enter into any transaction other than making the Loans pursuant to the Loan Agreement, funding the Loans through the issuance and sale of Investor Notes, issuing Membership Interests pursuant to the LLC Agreement, incurring and paying ordinary course operating expenses and other activities related to or incidental to any of the foregoing.

Section 8.24.    Maintenance of Separate Existence

The Issuer will do all things necessary to continue to be readily distinguishable from VMS, PHH Sub 2, PHH and the Affiliates of each of the foregoing and maintain its existence separate and apart from that of VMS, PHH Sub 2, PHH and the Affiliates of each of the foregoing including, without limitation:

(i)    practicing and adhering to organizational formalities, such as maintaining appropriate books and records;

(ii)    observing all organizational formalities in connection with all dealings between itself and VMS, PHH Sub 2, PHH and the Affiliates of each of the foregoing or any other unaffiliated entity;

(iii)    observing all procedures required by its certificate of formation and the LLC Agreement and the laws of the State of Delaware;

(iv)    acting solely in its name and through its duly authorized officers or agents in the conduct of its businesses;

(v)    managing its business and affairs by or under the direction of the Managers;

(vi)    ensuring that its Authorized Officers duly authorize all of its actions;

(vii)    ensuring the receipt of proper authorization, when necessary, in accordance with the terms of the LLC Agreement for its actions;

(viii)    owning or leasing (including through shared arrangements with Affiliates) all office furniture and equipment necessary to operate its business;

(ix)    maintaining at least one Manager who is an Independent Manager;

(x)    not (A) having or incurring any indebtedness to VMS, PHH Sub 2, PHH or any Affiliates of VMS, PHH Sub 2 or PHH; (B) guaranteeing or otherwise becoming liable for any obligations of VMS, PHH Sub 2, PHH or any Affiliates of VMS, PHH Sub 2 or PHH; (C) having obligations guaranteed by VMS, PHH Sub 2 or PHH or any Affiliates of VMS, PHH Sub 2 or PHH; (D) holding itself out as responsible for debts of VMS, PHH Sub 2, PHH or any Affiliates of VMS, PHH Sub 2 or PHH or for decisions or actions with respect to the affairs of VMS, PHH Sub 2, PHH or any Affiliates of VMS, PHH Sub 2 or PHH; (E) operating or purporting to operate as an integrated, single economic unit with respect to VMS, PHH Sub 2 or PHH or any Affiliates of VMS, PHH Sub 2 or PHH or any other unaffiliated entity; (F) seeking to obtain credit or incur any obligation to any third party based upon the assets of VMS, PHH Sub 2 or PHH or any Affiliates of VMS, PHH Sub 2 or PHH or any other unaffiliated entity; (G) induce any such third party to reasonably rely on the creditworthiness of VMS, PHH Sub 2 or PHH or any Affiliates of VMS, PHH Sub 2 or PHH or any other unaffiliated entity; and (H) being directly or indirectly named as a direct or contingent beneficiary or loss payee on any insurance policy of VMS, PHH Sub 2, PHH or any Affiliates of VMS, PHH Sub 2 or PHH other than as required by the Transaction Documents with respect to insurance on the Leased Vehicles;

(xi)    other than as provided in the Transaction Documents, maintaining its deposit and other bank accounts and all of its assets separate from those of any other Person;

(xii)    maintaining its financial records separate and apart from those of any other Person;

(xiii)    not suggesting in any way, within its financial statements, that its assets are available to pay the claims of creditors of VMS, PHH Sub 2, PHH, any Affiliates of VMS, PHH Sub 2 or PHH or any other affiliated or unaffiliated entity;

(xiv)    compensating all its employees, officers, consultants and agents for services provided to it by such Persons out of its own funds or reimbursing any of its Affiliates in respect of amounts paid by such Affiliates for such services;

(xv)    maintaining office space separate and apart from that of VMS, PHH Sub 2 or PHH or any Affiliates of VMS, PHH Sub 2 or PHH (even if such office space is subleased from or is on or near premises occupied by VMS, PHH Sub 2, PHH or any Affiliates of VMS, PHH Sub 2 or PHH) and a telephone number separate and apart from that of VMS, PHH Sub 2 or PHH or any Affiliates of VMS, PHH Sub 2 or PHH;

(xvi)    conducting all oral and written communications, including, without limitation, letters, invoices, purchase orders, contracts, statements, and applications solely in its own name;

(xvii)    having separate stationery from VMS, PHH Sub 2, PHH, any Affiliates of VMS, PHH Sub 2 or PHH or any other unaffiliated entity;

(xviii)    accounting for and managing all of its liabilities separately from those of VMS, PHH Sub 2, PHH or any Affiliates of VMS, PHH Sub 2 or PHH;

(xix)    allocating, on an arm’s length basis, all shared corporate operating services, leases and expenses, including, without limitation, those associated with the services of shared consultants and agents and shared computer and other office equipment and software; and otherwise maintaining an arm’s-length relationship with each of VMS, PHH Sub 2, PHH, any Affiliates of VMS, PHH Sub 2 or PHH or any other unaffiliated entity;

(xx)    refraining from filing or otherwise initiating or supporting the filing of a motion in any bankruptcy or other insolvency proceeding involving VMS, PHH Sub 2, PHH or any Affiliate of VMS, PHH Sub 2 or PHH to substantively consolidate VMS, PHH Sub 2, PHH or any Affiliate of VMS, PHH Sub 2 or PHH with the Issuer;

(xxi)    remaining solvent; and

(xxii)    conducting all of its business (whether written or oral) solely in its own name so as not to mislead others as to the identity of each of the Issuer, Holdings, VMS, PHH Sub 2, PHH Sub 1, PHH and any Affiliates of the Issuer, Holdings, VMS, PHH Sub 2, PHH Sub 1 or PHH.

Section 8.25.    Use of Proceeds of Investor Notes

The Issuer shall use the net proceeds of each Series of Investor Notes in accordance with the provisions of the related Indenture Supplement.

Section 8.26.    No ERISA Plan

The Issuer will not establish or maintain or contribute to any Pension Plan that is covered by Title IV of ERISA.

ARTICLE 9.

REMEDIES

Section 9.1.    Events of Default

“Event of Default”, wherever used herein, with respect to any Series of Investor Notes, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)    default in the payment of any interest on any Investor Note of any Series when the same becomes due and payable, and such default shall continue for a period of five Business Days;

(b)    default in the payment of the principal of any Investor Note of any Series when the same becomes due and payable;

(c)    default in the observance or performance of any covenant or agreement of the Issuer made in the Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with) which default materially and adversely affects the rights of the Investor Noteholders of such Series, and which default shall continue or not be cured for a period of 30 days (or for such longer period, not in excess of 60 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 60 days or less and the Issuer delivers an Officer’s Certificate to the Indenture Trustee to the effect that the Issuer has commenced, or will promptly commence and diligently pursue, all reasonable efforts to remedy such default) after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by Investor Noteholders of such Series holding Investor Notes evidencing at least 25% of the Invested Amount of each Class of Investor Notes of such Series, a written notice specifying such default and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder;

(d)    the Issuer at any time receives a final determination that it will be treated as an association taxable as a corporation for federal income tax purposes;

(e)    the Securities and Exchange Commission or other regulatory body having jurisdiction reaches a final determination that the Issuer is an “investment company” within the meaning of the Investment Company Act; or

(f)    an Insolvency Event shall have occurred with respect to the Issuer.

Section 9.2.    Acceleration of Maturity; Rescission and Annulment

If an Event of Default referred to in clause (f) of Section 9.2 has occurred, the unpaid principal amount of all Series of Investor Notes, together with interest accrued but unpaid thereon, and all other amounts due to the Investor Noteholders under the Indenture, shall immediately and without further act become due and payable. If an Event of Default referred to in clause (a), (b), (d) or (e) of Section 9.1 has occurred, then the Indenture Trustee or the Holders of a Majority in Interest of each Series of Outstanding Investor Notes may declare all of the Investor Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by the Investor Noteholders), and upon any such declaration the unpaid principal amount of the Investor Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable. If an Event of Default referred to in clause (c) of Section 9.1 shall occur and be continuing with respect to any Series of Investor Notes, then and in every such case the Indenture Trustee or Holders of a Majority in Interest of such Series of Investor Notes may declare all the Investor Notes of such Series to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by the Investor Noteholders), and upon any such declaration the unpaid principal amount of such Investor Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

At any time after such declaration of acceleration of maturity has been made with respect to the Investor Notes (or a particular Series of Investor Notes) and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article 9, provided, the Holders of a Majority in Interest of each Series of Outstanding Investor Notes (or, in the case of the acceleration of a particular Series of Investor Notes, the Holders of a Majority in Interest of the Investor Notes of such Series), by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences; provided, that, no such rescission shall affect any subsequent default or impair any right consequent thereto.

Section 9.3.    Collection of Indebtedness and Suits for Enforcement by the Indenture Trustee

(a)    The Issuer covenants that if (i) default is made in the payment of any interest on any Investor Note when the same becomes due and payable, and such default continues for a period of five Business Days or (ii) default is made in the payment of the principal of any Investor Note when the same becomes due and payable, by acceleration or at stated maturity, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of such Investor Notes, the whole amount then due and payable on such Investor Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the Note Rate borne by the Investor Notes, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

(b)    In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Investor Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Investor Notes, wherever situated, the moneys adjudged or decreed to be payable.

(c)    If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 9.4, in its discretion, proceed to protect and enforce its rights and the rights of the Investor Noteholders, by such appropriate proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by the Indenture or by law.

(d)    In case there shall be pending, relative to the Issuer, any other obligor upon the Investor Notes, Holdings or any Person having or claiming an ownership interest in the Issuer Assets, proceedings under the Bankruptcy Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, Holdings or such Person or the property of such other obligor, Holdings or such Person, or in the case of any other comparable judicial proceedings relative to the Issuer, other obligor upon the Investor Notes, Holdings or such Person or to the creditors or property of the Issuer, such other obligor, Holdings or such Person, the Indenture Trustee, irrespective of whether the principal of any Investor Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

(i)    to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Investor Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Investor Noteholders allowed in such proceedings;

(ii)    unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Investor Notes in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

(iii)    to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Investor Noteholders and of the Indenture Trustee on their behalf; and

(iv)    to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of the Investor Notes allowed in any judicial proceedings relative to the Issuer, such other obligor upon the Investor Notes, Holdings, any Person claiming an ownership interest in the Issuer Assets, their respective creditors and their property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Investor Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Investor Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

(e)    Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Investor Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Investor Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Investor Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

(f)    All rights of action and of asserting claims under the Indenture, or under any of the Investor Notes, may be enforced by the Indenture Trustee without the possession of any of the Investor Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Investor Notes.

(g)    In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of the Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Investor Notes, and it shall not be necessary to make any Investor Noteholder a party to any such proceedings.

Section 9.4.    Remedies; Priorities

(a)    If an Event of Default shall have occurred and be continuing with respect to any Series of Outstanding Investor Notes and such Series of Investor Notes has been accelerated under Section 9.4, the Indenture Trustee may institute proceedings to enforce the obligations of the Issuer hereunder in its own name and as trustee of an express trust for the collection of all amounts then payable on the Investor Notes of such Series or under the Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Investor Notes moneys adjudged due.

(b)    If an Event of Default shall have occurred and be continuing with respect to all Series of Outstanding Investor Notes and all Series of Outstanding Investor Notes have been accelerated under Section 9.2, the Indenture Trustee (subject to Section 9.5) may do one or more of the following:

(i)    institute proceedings from time to time for the complete or partial foreclosure of the Indenture with respect to the Issuer Assets;

(ii)    exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Investor Notes; and

(iii)    in the case of an Event of Default referred to in clause (a) or (b) of Section 9.1, sell the Issuer Assets or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided that the Indenture Trustee may not sell or otherwise liquidate the Issuer Assets following an Event of Default referred to in clause (a) or (b) of Section 9.1, unless (A) the Holders of Investor Notes representing 100% of the Aggregate Invested Amount consent thereto, (B) the proceeds of such sale or liquidation distributable to the Investor Noteholders are sufficient to discharge in full all amounts then due and unpaid upon the Investor Notes for principal and interest, or (C) (1) the Indenture Trustee determines that the Issuer Assets will not continue to provide sufficient funds for the payment of principal of and interest on the Investor Notes as they would have become due if the Investor Notes had not been declared due and payable and (2) the Indenture Trustee obtains the consent of a Majority in Interest of the Holders of each Series of Outstanding Investor Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Issuer Assets for such purpose.

(c)    If the Indenture Trustee collects any money or property pursuant to this Article 9, such money or property shall be held by the Indenture Trustee as additional collateral hereunder and the Indenture Trustee shall pay out such money or property in the following order:

FIRST: to the Indenture Trustee for amounts due under Section 10.6; and

SECOND: to the Collection Account for distribution in accordance with the provisions of Article 5.

Section 9.5.    Optional Preservation of the Issuer Assets

If the Investor Notes of each Series Outstanding have been declared to be due and payable under Section 9.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Issuer Assets. It is the desire of the parties hereto and the Investor Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Investor Notes, and the Indenture Trustee shall take such desire into account when determining whether to maintain possession of the Issuer Assets. In determining whether to maintain possession of the Issuer Assets, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Issuer Assets for such purpose. Nothing contained in this Section 9.5 shall be construed to require the Indenture Trustee to preserve the Issuer Assets securing the Issuer Obligations if prohibited by applicable law or if the Indenture Trustee is authorized, directed or permitted to liquidate the Issuer Assets pursuant to Section 9.4(b).

Section 9.6.    Limitation on Suits

No Holder of any Investor Note shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless:

(a)    such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

(b)    Holders of each Series of Outstanding Investor Notes holding Investor Notes evidencing at least 25% of each Class of Investor Notes of such Series have made written request to the Indenture Trustee to institute such proceeding in respect of such Event of Default in its own name as the Indenture Trustee hereunder;

(c)    such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

(d)    the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings; and

(e)    no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a Majority in Interest of each Series of Outstanding Investor Notes;

it being understood and intended that no one or more Holders of the Investor Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other Holders of the Investor Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under the Indenture, except in the manner herein provided.

In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Investor Notes, each representing less than a Majority in Interest of each Series of Outstanding Investor Notes, the Indenture Trustee shall act at the direction of the group of Holders of Investor Notes with the greater amount of Investor Notes, however, should the Indenture Trustee receive conflicting or inconsistent requests on indemnity from two or more groups of Holders with an equal amount of Investor Notes the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of the Indenture.

Section 9.7.    Unconditional Rights of Investor Noteholders to Receive Principal and Interest

Notwithstanding any other provisions in the Indenture, the Holder of any Investor Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Investor Note on or after the respective due dates thereof expressed in such Investor Note or in the Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 9.8.    Restoration of Rights and Remedies

If the Indenture Trustee or any Investor Noteholder has instituted any Proceeding to enforce any right or remedy under the Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Investor Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Investor Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Investor Noteholders shall continue as though no such Proceeding had been instituted.

Section 9.9.    Rights and Remedies Cumulative

No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Investor Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 9.10.    Delay or Omission Not a Waiver

No delay or omission of the Indenture Trustee or any Holder of any Investor Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article 9 or by law to the Indenture Trustee or to the Investor Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Investor Noteholders, as the case may be.

Section 9.11.    Control by Investor Noteholders

The Holders of a Majority in Interest of each Series of Outstanding Investor Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee with respect to the Investor Notes or exercising any trust or power conferred on the Indenture Trustee; provided that

(a)    such direction shall not be in conflict with any rule of law or with the Indenture;

(b)    if an Event of Default is with respect to less than all Series of Outstanding Investor Notes, then the Indenture Trustee’s rights and remedies shall be limited to the rights and remedies pertaining only to those Series of Investor Notes with respect to which such Event of Default has occurred and the Indenture Trustee shall exercise such rights and remedies at the direction of the Holders of a Majority in Interest of all such Series of Investor Notes;

(c)    subject to the express terms of Section 9.4, any direction to the Indenture Trustee to sell or liquidate the Issuer Assets shall be by the Holders of Investor Notes representing not less than 100% of the Aggregate Invested Amount;

(d)    if the conditions set forth in Section 9.5 have been satisfied and the Indenture Trustee elects to retain the Issuer Assets pursuant to such Section, then any direction to the Indenture Trustee by Holders of Investor Notes representing less than 100% of the Aggregate Invested Amount to sell or liquidate the Issuer Assets shall be of no force and effect;

(e)    the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction; and

(f)    such direction shall be in writing;

provided, further, that, subject to Section 10.1, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Investor Noteholders not consenting to such action.

Section 9.12.    Waiver of Past Defaults

Prior to the declaration of the acceleration of the maturity of the Investor Notes of any Series as provided in Section 9.2, the Holders of the Investor Notes of not less than a Majority in Interest of such Series of Outstanding Investor Notes may, on behalf of all such Holders, waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Investor Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Investor Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Investor Notes of such Outstanding Series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto. The Issuer shall give prompt written notice of any waiver to the Rating Agencies.

Section 9.13.    Undertaking for Costs

All parties to the Indenture agree, and each Holder of any Investor Note by such Holder’s acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as the Indenture Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Investor Noteholder or group of Investor Noteholders, in each case holding in the aggregate more than 10% of the Invested Amount of any Series of Investor Notes, or (c) any suit instituted by any Investor Noteholder for the enforcement of the payment of principal of or interest on any Investor Note on or after the respective due dates expressed in such Investor Note and in the Indenture.

Section 9.14.    Waiver of Stay or Extension Laws

The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of the Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 9.15.    Action on Investor Notes

The Indenture Trustee’s right to seek and recover judgment on the Investor Notes or under the Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to the Indenture. Neither the lien of the Indenture nor any rights or remedies of the Indenture Trustee or the Investor Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Issuer Assets or upon any of the assets of the Issuer.

ARTICLE 10.

THE INDENTURE TRUSTEE

Section 10.1.    Duties of the Indenture Trustee

(a)    If an Amortization Event or Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by the Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(b)    The Indenture Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee which are specifically required to be furnished pursuant to any provision of this Base Indenture or any of the other Transaction Documents, shall examine them to determine whether they substantially conform to the requirements of this Base Indenture or such other Transaction Document, as the case may be; provided, however, that the Indenture Trustee shall not be responsible for the content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer, the Administrator or the Issuer hereunder.

(c)    Subject to subsection 10.1(a), no provision of the Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act or its own bad faith or willful misconduct; provided, however, that:

(i)    the Indenture Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Indenture Trustee, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts nor shall the Indenture Trustee be liable with respect to any action it takes or omits to take in good faith in accordance with the Indenture or in accordance with a direction received by it pursuant to Section 9.11;

(ii)    the Indenture Trustee shall not be charged with knowledge of any Event of Default unless a Responsible Officer of the Indenture Trustee obtains actual knowledge thereof or receives written notice thereof;

(iii)    the Indenture Trustee shall not be charged with knowledge of any failure by any Person to comply with its obligations under the Transaction Documents unless a Responsible Officer of the Indenture Trustee obtains actual knowledge of such failure or receives written notice thereof;

(iv)    prior to the occurrence of an Amortization Event or an Event of Default, and after the curing of all such Amortization Events or Events of Default which may have occurred, the duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of the Indenture, the Indenture Trustee shall be obligated to perform only such duties and obligations as are specifically set forth in the Indenture and no implied covenants or obligations shall be read into the Indenture against the Indenture Trustee;

(v)    anything in the Indenture to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

(vi)    subject to the other provisions of the Indenture and without limiting the generality of this Section 10.01, the Indenture Trustee shall have no duty (A) to record, file, or deposit this Base Indenture, the Transaction Documents or any agreement referred to herein or therein or any financing statement or continuation statement evidencing a security interest, or to maintain any such recording or filing or depositing or to rerecord, refile, or redeposit any thereof, (B) to insure the Issuer Assets and (C) to pay or discharge any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to assessed or levied against, any part of the Collateral other than from funds available in the Collection Account.

(d)    The Indenture Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in the Indenture shall in any event require the Indenture Trustee to perform, or be responsible for the manner of performance of, any of the obligations of any Person under any of the Transaction Documents.

(e)    Except for actions expressly authorized by the Indenture, the Indenture Trustee shall take no action reasonably likely to impair the security interests created hereunder in any of the Issuer Assets now existing or hereafter created or to impair the value of any of the Issuer Assets now existing or hereafter created.

(f)    In the event that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under the Indenture, the Indenture Trustee shall be obligated promptly to perform such obligation, duty or agreement in the manner so required.

Section 10.2.    Rights of the Indenture Trustee

Except as otherwise provided by Section 10.1:

(a)    The Indenture Trustee may conclusively rely and shall be fully protected in acting or refraining from acting based upon any document believed by it to be genuine and to have been signed by or presented by the proper person.

(b)    The Indenture Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(c)    The Indenture Trustee may act through agents, custodians and nominees and shall not be liable for any misconduct or negligence on the part of, or for the supervision of, any such agent, custodian or nominee so long as such agent, custodian or nominee is appointed with due care.

(d)    The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by the Indenture; provided, that the Indenture Trustee’s conduct does not constitute willful misconduct, negligence or bad faith.

(e)    Prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, the Indenture Trustee shall be under no obligation to institute, conduct or defend any litigation hereunder or in relation hereto and shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, or other paper or document, unless requested in writing to do so by Holders of the Investor Notes evidencing not less than 25% of the Invested Amount of any Series of Investor Notes; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses, or liabilities likely to be incurred by it in instituting, conducting or defending any litigation hereunder or in relation hereto or in the making of such investigation shall be, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of the Indenture, the Indenture Trustee may require reasonable indemnity against such cost, expense, or liability or payment of such expenses as a condition precedent to so proceeding. The reasonable expense of every such examination shall be paid by the Issuer or by the Administrator at the direction of the Issuer or, if paid by the Indenture Trustee, shall be reimbursed by the Issuer or by the Administrator at the direction of the Issuer upon demand.

(f)    The Indenture Trustee shall not be liable for any losses or liquidation penalties in connection with Permitted Investments, unless such losses or liquidation penalties were incurred through the Indenture Trustee’s own willful misconduct, negligence or bad faith.

(g)    The Indenture Trustee shall not be liable for the acts or omissions of any successor to the Indenture Trustee so long as such acts or omissions were not the result of the negligence, bad faith or willful misconduct of JPMorgan Chase.

(h)    The right of the Indenture Trustee to perform any discretionary act enumerated in the Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

(i)    The Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the trust created hereby or the powers granted hereunder.

Section 10.3.    Indenture Trustee’s Disclaimer

The Indenture Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Investor Notes (other than the certificate of authentication on the Investor Notes). Except as set forth in Section 10.11, the Indenture Trustee makes no representations as to the validity or sufficiency of the Indenture or of the Investor Notes (other than the certificate of authentication on the Investor Notes) or of any of the Issuer Assets. The Indenture Trustee shall not be accountable for the use or application by the Issuer of any of the Investor Notes or of the proceeds of such Investor Notes, or for the use or application of any funds paid to the Issuer in respect of the Issuer Assets.

Section 10.4.    -Indenture Trustee May Own Investor Notes

The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Investor Notes with the same rights as it would have if it were not the Indenture Trustee.

Section 10.5.    Notice of Defaults

If a Default or an Event of Default or a Potential Amortization Event or an Amortization Event occurs and is continuing and if it is either actually known or written notice of the existence thereof has been delivered to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Investor Noteholder notice thereof within 45 days after such knowledge or notice occurs. Except in the case of a Default in accordance with the provisions of Section 313(c) of the TIA in payment of principal of or interest on any Investor Note (including payments pursuant to the mandatory redemption provisions of such Investor Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interest of the Investor Noteholders.

Section 10.6.    Compensation

The Issuer shall cause the Administrator pursuant to the Administration Agreement to pay to the Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall cause the Administrator pursuant to the Administration Agreement to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee’s agents, counsel, accountants and experts. The Issuer shall cause the Administrator pursuant to the Administration Agreement to indemnify the Indenture Trustee against any and all loss, liability or expense (including the reasonable fees of counsel) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity; provided, however, a failure by the Indenture Trustee to promptly notify the Issuer and the Administrator of a claim for which it may seek indemnity shall not relieve the Administrator from its obligation to indemnify the Indenture Trustee.

The Administrator’s payment obligations to the Indenture Trustee pursuant to this Section 10.06 shall survive the resignation or termination of the Indenture Trustee and the discharge of the Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 8.1(f) with respect to the Issuer, the expenses are intended to constitute expenses of administration under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or similar law.

Section 10.7.    Eligibility Requirements for Indenture Trustee

The Indenture Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any state thereof authorized under such laws to exercise corporate trust powers, having a long-term unsecured debt rating of at least “Baa3” by Moody’s and “BBB-“ by Standard & Poor’s having, in the case of an entity that is subject to risk-based capital adequacy requirements, risk-based capital of at least $50,000,000 or, in the case of an entity that is not subject to risk-based capital adequacy requirements, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, and shall satisfy the requirements for a trustee set forth in paragraph (a)(4)(i) of Rule 3a-7 under the Investment Company Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.7, the risk-based capital or the combined capital and surplus of such corporation, as the case may be, shall be deemed to be its risk-based capital or combined capital and surplus as set forth in the most recent report of condition so published.

If the Indenture is qualified under the TIA, the Indenture Trustee shall at all times satisfy the requirements of TIA §310(a) and the Indenture Trustee shall comply with TIA §310(b), including the optional provision permitted by the second sentence of TIA §310(b)(9); provided that there shall be excluded from the operation of TIA §310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in the TIA §310(b)(1) are met.

If at any time the Indenture Trustee ceases to be eligible in accordance with the provisions of this Section 10.7, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 10.8.

Section 10.8.    Resignation or Removal of Indenture Trustee

(a)    The Indenture Trustee may give notice of its intent to resign at any time by so notifying the Issuer. The Holders of a Majority in Interest of each Series of Outstanding Investor Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

(i)    the Indenture Trustee fails to comply with Section 10.7;

(ii)    the Indenture Trustee is adjudged bankrupt or insolvent;

(iii)    a receiver or other public officer takes charge of the Indenture Trustee or its property; or

(iv)    the Indenture Trustee otherwise becomes incapable of acting.

(b)    If the Indenture Trustee gives notice of its intent to resign or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

(c)    A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer and thereupon the resignation or removal of the Indenture Trustee shall become effective, and the successor Indenture Trustee, without any further act, deed or conveyance shall have all the rights, powers and duties of the Indenture Trustee under the Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as the Indenture Trustee to the successor Indenture Trustee.

(d)    If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee gives notice of its intent to resign or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a Majority in Interest of each Series of Outstanding Investor Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

(e)    If the Indenture Trustee fails to comply with Section 10.7, any Investor Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

(f)    Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to Section 10.8(c) and payment of all fees and expenses owed to the outgoing Indenture Trustee.

(g)    Notwithstanding the resignation or removal of the Indenture Trustee pursuant to this Section, the Issuer’s and the Administrator’s obligations under Section 10.6 shall continue for the benefit of the retiring Indenture Trustee. The Indenture Trustee shall not be liable for the acts or omissions of any successor Indenture Trustee.

Section 10.9.    Successor Indenture Trustee by Merger.

If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee. The Indenture Trustee shall provide the Issuer and the Rating Agencies written notice of any such transaction.

In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by the Indenture, any of the Investor Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee, and deliver such Investor Notes so authenticated; and in case at that time any of the Investor Notes shall not have been authenticated, any successor Indenture Trustee may authenticate such Investor Notes either in the name of any predecessor Indenture Trustee hereunder or in the name of the successor Indenture Trustee; and in all such cases such certificate of authentication shall have the same full force as is provided anywhere in the Investor Notes or in the Indenture with respect to the certificate of authentication of the Indenture Trustee.

Section 10.10.    Appointment of Co-Trustee or Separate Trustee

(a)    Notwithstanding any other provisions of this Base Indenture or any Indenture Supplement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Investor Noteholders, such title to the Collateral, or any part thereof, and, subject to the other provisions of this Section 10.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Indenture Trustee under Section 10.7 and no notice to Investor Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 10.8. No co-trustee shall be appointed without the consent of the Issuer unless such appointment is required as a matter of state law or to enable the Indenture Trustee to perform its functions hereunder.

(b)    Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)    The Investor Notes of each Series shall be authenticated and delivered solely by the Indenture Trustee or an authenticating agent appointed by the Indenture Trustee;

(ii)    All rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform, such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Issuer Assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(iii)    No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder;

(iv)    The Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

(v)    The Indenture Trustee shall remain primarily liable for the actions of any co-trustee.

(c)    Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Base Indenture and the conditions of this Article 9. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Base Indenture and any Indenture Supplement, specifically including every provision of this Base Indenture or any Indenture Supplement relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee and a copy thereof given to the Issuer.

(d)    Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Base Indenture or any Indenture Supplement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor Indenture Trustee.

(e)    In connection with the appointment of a co-trustee, the Indenture Trustee may, at any time, at the Indenture Trustee’s sole cost and expense, without notice to the Investor Noteholders, delegate its duties under this Base Indenture and any Indenture Supplement to any Person who agrees to conduct such duties in accordance with the terms hereof; provided, however, that no such delegation shall relieve the Indenture Trustee of its obligations and responsibilities hereunder with respect to any such delegated duties.

Section 10.11.    Representations and Warranties of Indenture Trustee

The Indenture Trustee represents and warrants to the Issuer and the Investor Noteholders that:

(i)    The Indenture Trustee is a national banking association organized, existing and in good standing under the laws of the United States of America;

(ii)    The Indenture Trustee has full power, authority and right to execute, deliver and perform this Base Indenture and any Indenture Supplement issued concurrently with this Base Indenture and to authenticate the Investor Notes, and has taken all necessary action to authorize the execution, delivery and performance by it of this Base Indenture and any Indenture Supplement issued concurrently with this Base Indenture and to authenticate the Investor Notes;

(iii)    This Base Indenture has been duly executed and delivered by the Indenture Trustee; and

(iv)    The Indenture Trustee meets the requirements of eligibility as an Indenture Trustee hereunder set forth in Section 10.7.

Section 10.12.    Preferential Collection of Claims Against the Issuer

If the Indenture is qualified under the TIA, the Indenture Trustee shall comply with TIA §311(a), excluding any creditor relationship listed in TIA §311(b) and an Indenture Trustee who has resigned or been removed shall be subject to TIA §311(a) to the extent indicated therein.

ARTICLE 11

DISCHARGE OF INDENTURE

Section 11.1.    Termination of the Issuer’s Obligations

(a)    The Indenture shall cease to be of further effect (except that (i) the Issuer’s obligations under Section 10.6, (ii) the Indenture Trustee’s and Paying Agent’s obligations under Section 11.3 and the Indenture Trustee’s and the Investor Noteholders’ obligations under Section 13.16 shall survive) when all Outstanding Investor Notes theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Investor Notes which have been replaced or paid) to the Indenture Trustee for cancellation and the Issuer has paid all sums payable hereunder.

(b)    In addition, except as may be provided to the contrary in any Indenture Supplement, the Issuer may terminate all of its obligations under the Indenture if:

(i)    The Issuer irrevocably deposits in trust with the Indenture Trustee or at the option of the Indenture Trustee, with a trustee reasonably satisfactory to the Indenture Trustee and the Issuer under the terms of an irrevocable trust agreement in form and substance satisfactory to the Indenture Trustee, money or U.S. Government Obligations in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Indenture Trustee, to pay, when due, principal and interest on the Investor Notes to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder; provided, however, that (1) the trustee of the irrevocable trust shall have been irrevocably instructed to pay such money or the proceeds of such U.S. Government Obligations to the Indenture Trustee and (2) the trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal and interest with respect to the Investor Notes;

(ii)    The Issuer delivers to the Indenture Trustee an Officer’s Certificate stating that all conditions precedent to satisfaction and discharge of the Indenture have been complied with, and an Opinion of Counsel to the same effect; and

(iii)    the Rating Agency Condition is satisfied with respect to each Series of Outstanding Investor Notes.

Then, the Indenture shall cease to be of further effect (except as provided in this Section 11.1), and the Indenture Trustee, on demand of the Issuer, shall execute proper instruments acknowledging confirmation of and discharge under the Indenture.

(c)    After such irrevocable deposit made pursuant to Section 11.1(b) and satisfaction of the other conditions set forth herein, the Indenture Trustee upon request shall acknowledge in writing the discharge of the Issuer’s obligations under the Indenture except for those surviving obligations specified above.

In order to have money available on a payment date to pay principal or interest on the Investor Notes, the U.S. Government Obligations shall be payable as to principal or interest at least one Business Day before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer’s option.

Section 11.2.    Application of Trust Money

The Indenture Trustee or a trustee satisfactory to the Indenture Trustee and the Issuer shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 11.1. The Indenture Trustee shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent in accordance with the Indenture to the payment of principal and interest on the Investor Notes.

The provisions of this Section 11.2 shall survive the expiration or earlier termination of the Indenture.

Section 11.3.    Repayment to the Issuer

The Indenture Trustee and the Paying Agent shall promptly pay to the Issuer upon written request any excess money or, pursuant to Section 2.4, return any Investor Notes held by them at any time.

The provisions of this Section 11.3 shall survive the expiration or earlier termination of the Indenture.

ARTICLE 12.

AMENDMENTS

Section 12.1.    Without Consent of the Investor Noteholders

Without the consent of any Investor Noteholder, the Issuer and the Indenture Trustee, at any time and from time to time, may enter into one or more Supplements, in form satisfactory to the Indenture Trustee, for any of the following purposes, provided that the Rating Agency Condition is met:

(a)    to create a new Series of Investor Notes;

(b)    to add to the covenants of the Issuer for the benefit of any Investor Noteholders (and if such covenants are to be for the benefit of less than all Series of Investor Notes, stating that such covenants are expressly being included solely for the benefit of such Series) or to surrender any right or power herein conferred upon the Issuer (provided, however, that the Issuer will not pursuant to this Section 12.1(b) surrender any right or power it has under the Transaction Documents);

(c)    to mortgage, pledge, convey, assign and transfer to the Indenture Trustee any property or assets as security for the Investor Notes and to specify the terms and conditions upon which such property or assets are to be held and dealt with by the Indenture Trustee and to set forth such other provisions in respect thereof as may be required by the Indenture or as may, consistent with the provisions of the Indenture, be deemed appropriate by the Issuer and the Indenture Trustee, or to correct or amplify the description of any such property or assets at any time so mortgaged, pledged, conveyed and transferred to the Indenture Trustee on behalf of the Investor Noteholders;

(d)    to cure any ambiguity, defect, or inconsistency or to correct or supplement any provision contained herein or in any Indenture Supplement or in any Investor Notes issued hereunder;

(e)    to evidence and provide for the acceptance of appointment hereunder by a successor Indenture Trustee with respect to the Investor Notes of one or more Series and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee;

(f)    to correct or supplement any provision herein or in any Indenture Supplement which may be inconsistent with any other provision herein or therein or to make any other provisions with respect to matters or questions arising under this Base Indenture or in any Indenture Supplement; or

(g)    if the Indenture is required to be qualified under the TIA, to modify, eliminate or add to the provisions of the Indenture to such extent as shall be necessary to effect the qualification of the Indenture under the TIA or under any similar federal statute hereafter enacted and to add to the Indenture such other provisions as may be expressly required by the TIA;

provided, however, that, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee (at the Issuer’s expense), such action shall not adversely affect in any material respect the interests of any Investor Noteholder. Upon the request of the Issuer, the Indenture Trustee shall join with the Issuer in the execution of any Supplement authorized or permitted by the terms of the Indenture and shall make any further appropriate agreements and stipulations which may be therein contained, but the Indenture Trustee shall not be obligated to enter into such Supplement which affects its own rights, duties or immunities under the Indenture or otherwise.

Section 12.2.    With Consent of the Investor Noteholders

Except as provided in Section 12.1, the provisions of this Base Indenture and any Indenture Supplement (unless otherwise provided in such Indenture Supplement) may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to in writing by the Issuer, the Indenture Trustee and the Holders of a Majority in Interest of each Series of Outstanding Investor Notes; provided that, if such amendment, modification or waiver of or to this Base Indenture or the Indenture Supplement with respect to a Series of Investor Notes does not affect the Investor Noteholders of a particular Series of Investor Notes (as substantiated by an Opinion of Counsel to such effect), then the consent of the Investor Noteholders of such Series shall not be required to such amendment, modification or waiver; provided further that the Rating Agency Condition is satisfied with respect to any such amendment, modification or waiver. Notwithstanding the foregoing:

(i)    any modification of this Section 12.2, any requirement hereunder that any particular action be taken by Investor Noteholders holding the relevant percentage in principal amount of the Investor Notes or any change in the definition of the terms “Adjusted Aggregate Unit Balance” or “Asset Deficiency”, “Invested Amount”, “Invested Percentage” or any defined term used for the purpose of any such definitions shall require the consent of each affected Investor Noteholder; and

(ii)    any amendment, waiver or other modification that would (a) extend the due date for, or reduce the amount of any scheduled repayment or prepayment of principal of or interest on any Investor Note (or reduce the principal amount of or rate of interest on any Investor Note) shall require the consent of each affected Investor Noteholder; (b) approve the assignment or transfer by the Issuer of any of its rights or obligations hereunder or under any other Transaction Document to which it is a party except pursuant to the express terms hereof or thereof shall require the consent of each Investor Noteholder; (c) release any obligor under any Transaction Document to which it is a party except pursuant to the express terms of such Transaction Document shall require the consent of each Investor Noteholder; (d) affect adversely the interests, rights or obligations of any Investor Noteholder individually in comparison to any other Investor Noteholder shall require the consent of such Investor Noteholder; or (e) amend or otherwise modify any Amortization Event shall require the consent of each affected Investor Noteholder.

Section 12.3.    Supplements

Each amendment or other modification to the Indenture or the Investor Notes shall be set forth in a Supplement. The initial effectiveness of each Supplement shall be subject to the satisfaction of the Rating Agency Condition. In addition to the manner provided in Sections 12.1 and 12.2, each Indenture Supplement may be amended as provided in such Indenture Supplement.

Section 12.4.    Revocation and Effect of Consents

Until an amendment or waiver becomes effective, a consent to it by an Investor Noteholder of an Investor Note is a continuing consent by the Investor Noteholder and every subsequent Investor Noteholder of an Investor Note or portion of an Investor Note that evidences the same debt as the consenting Investor Noteholder’s Investor Note, even if notation of the consent is not made on any Investor Note. However, any such Investor Noteholder or subsequent Investor Noteholder may revoke the consent as to his Investor Note or portion of an Investor Note if the Indenture Trustee receives written notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Investor Noteholder. The Issuer may fix a record date for determining which Investor Noteholders must consent to such amendment or waiver.

Section 12.5.    Notation on or Exchange of Investor Notes

The Indenture Trustee may place an appropriate notation about an amendment or waiver on any Investor Note thereafter authenticated. The Issuer in exchange for all Investor Notes may issue and the Indenture Trustee shall authenticate new Investor Notes that reflect the amendment or waiver. Failure to make the appropriate notation or issue a new Investor Note shall not affect the validity and effect of-such amendment or waiver.

Section 12.6.    The Indenture Trustee to Sign Amendments, etc

The Indenture Trustee shall sign any Supplement authorized pursuant to this Article 12 if the Supplement does not adversely affect the rights, duties, liabilities or immunities of the Indenture Trustee. If it does, the Indenture Trustee may, but need not, sign it. In signing such Supplement, the Indenture Trustee shall be entitled to receive, if requested, an indemnity reasonably satisfactory to it and to receive and, subject to Section 10.1, shall be fully protected in relying upon, an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that such Supplement is authorized or permitted by the Indenture and that it will be valid and binding upon the Issuer in accordance with its terms

Section 12.7.    Conformity with Trust Indenture Act

If the Indenture is qualified under the TIA, every amendment of the Indenture and every Supplement executed pursuant to this Article 12 shall comply in all respects with the TIA.

ARTICLE 13.

MISCELLANEOUS

Section 13.1.    Compliance Certificates and Opinions

(a)    Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of the Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, and (iii) if the Indenture is qualified under the TIA and the TIA so requires, an Independent Certificate from a firm of certified public accountants or other experts meeting the applicable requirements of this Section 13.1, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of the Indenture, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in the Indenture shall include:

(i)    a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii)    a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(iii)    a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether such covenant or condition has been complied with; and

(iv)    a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

(v)    If the Indenture is qualified under the TIA and the TIA so requires, prior to the deposit of any property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the Lien of the Indenture, the Issuer shall, in addition to any obligation imposed in Section 13.1(a) or elsewhere in the Indenture, furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the property or securities to be so deposited.

(vi)    Whenever the Issuer is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i), the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) and this clause (ii), is 10% or more of the Aggregate Invested Amount, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer’s Certificate is less than $25,000 or less than one percent of the Aggregate Invested Amount.

(vii)    If the Indenture is qualified under the TIA and the TIA so requires, whenever any property or securities are to be released from the Lien of the Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under the Indenture in contravention of the provisions hereof.

(viii)    Whenever the Issuer is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii), the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, or securities released from the Lien of the Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) and this clause (iv), equals 10% or more of the Aggregate Invested Amount, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer’s Certificate is less than $25,000 or less than one percent of the then Aggregate Invested Amount.

(ix)    Notwithstanding any provision of this Section 13.1, the Issuer may (A) collect, liquidate, sell or otherwise dispose of the Issuer Assets as and to the extent permitted or required by the Transaction Documents and (B) make cash payments out of the Issuer Accounts as and to the extent permitted or required by the Transaction Documents.

Section 13.2.    Forms of Documents Delivered to Indenture Trustee

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person my certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, Holdings or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, Holdings or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under the Indenture, they may, but need not, be consolidated and form one instrument.

Whenever in the Indenture, in connection with any application, certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document (x) as a condition of the granting of such application, or (y) as evidence of the Issuer’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in each case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article 10.

Section 13.3.    Actions of Noteholders

(a)    Any request, demand, authoriza-tion, direc-tion, notice, consent, waiver or other action pro-vided by the Indenture to be given or taken by the Investor Note--holders may be embodied in and evidenced by one or more instru-ments of substantially similar tenor signed by such Investor Noteholders in person or by an agent duly ap-pointed in writing; and except as herein otherwise ex-pressly provid-ed, such action shall become effective when such instru-ment or instruments are delivered to the Indenture Trustee and, when required, to the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of the Indenture and conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 13.3.

(b)    The fact and date of the execu-tion by any Investor Note-holder of any such instrument or writ-ing may be proved in any reasonable manner which the Indenture Trustee deems sufficient.

(c)    Any request, demand, authoriza-tion, direc-tion, notice, consent, waiver or other act by an Investor Note--holder shall bind every Holder of every Investor Note issued upon the registration of transfer there-of or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Indenture Trustee or the Issuer in reliance thereon, regardless of whether notation of such action is made upon such Investor Note-.

(d)    The Indenture Trustee may require such addi-tional proof of any matter referred to in this Sec-tion 13.3 as it shall deem necessary.

Section 13.4.    Notices

(a)    Any notice or communication by the Issuer or the Indenture Trustee to the other shall be in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the other’s address:

If to the Issuer:

Chesapeake Funding LLC
[c/o Global Securitization Services, LLC
25 West 43rd Street, Suite 704
New York, NY 10036]
Attention: President
Telecopier No.:

with a copy to the Administrator:

PHH Vehicle Management Services, LLC
940 Ridgebrook Road
Sparks, MD 21152
Telecopier: (410) 771-[ ]
Attention: General Counsel

If to the Indenture Trustee:

JPMorgan Chase Bank, National Association,
4 New York Plaza, 6th Floor
New York, New York 10004
Attn: Worldwide Securities Services/Structured Finance Services - Chesapeake Funding LLC
Phone: (212) 623-5600
Fax: (212) 623-5930

The Issuer or the Indenture Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications; provided, however, the Issuer may not at any time designate more than a total of three (3) addresses to which notices must be sent in order to be effective.

Any notice (i) given in person shall be deemed delivered on the date of delivery of such notice, (ii) given by first class mail shall be deemed given five (5) days after the date that such notice is mailed, (iii) delivered by telex or telecopier shall be deemed given on the date of delivery of such notice, and (iv) delivered by overnight air courier shall be deemed delivered one Business Day after the date that such notice is delivered to such overnight courier.

Notwithstanding any provisions of the Indenture to the contrary, the Indenture Trustee shall have no liability based upon or arising from the failure to receive any notice required by or relating to the Indenture or the Investor Notes.

If the Issuer mails a notice or communication to Investor Noteholders, it shall mail a copy to the Indenture Trustee at the same time.

Notices required to be given to the Rating Agencies by the Issuer or the Indenture Trustee shall be in writing, personally delivered or mailed certified mail, return receipt requested to (i) in the case of Moody’s, at the following address: Moody’s Investors Service, 99 Church Street, 4th Floor, New York, New York 10007, Attention ABS Monitoring Dept. and (ii) in the case of Standard & Poor’s, at the following address: Standard & Poor’s Ratings Service, 55 Water Street (41st Floor), New York, New York 10041-0003, Attention: Asset Backed Surveillance Group.

(b)    Where the Indenture provides for notice to Investor Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if sent in writing and mailed, first-class postage prepaid, to each Investor Noteholder affected by such event, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed (if any) for the giving of such notice. In any case where notice to Investor Noteholder is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Investor Noteholder shall affect the sufficiency of such notice with respect to other Investor Noteholders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. Where the Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Investor Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made that is satisfactory to the Indenture Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 13.5.    Conflict with TIA

If the Indenture is qualified under the TIA and any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in the Indenture by any of the provisions of the TIA, such required provision shall control.

If the Indenture is qualified under the TIA, the provisions of TIA §§ 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by the Indenture) are a part of and govern the Indenture, whether or not physically contained herein.

Section 13.6.    Rules by the Indenture Trustee

The Indenture Trustee may make reasonable rules for action by or at a meeting of Investor Noteholders.

Section 13.7.    Duplicate Originals

The parties may sign any number of copies of this Base Indenture. One signed copy is enough to prove this Base Indenture.

Section 13.8.    Benefits of Indenture

Except as set forth in an Indenture Supplement, nothing in the Indenture or in the Investor Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under the Indenture.

Section 13.9.    Payment on Business Day

In any case where any Payment Date, redemption date or maturity date of any Investor Note shall not be a Business Day, then (notwithstanding any other provision of the Indenture) payment of interest or principal (and premium, if any), as the case may be, need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the Payment Date, redemption date, or maturity date; provided, however. that no interest shall accrue for the period from and after such Payment Date, redemption date, or maturity date, as the case may be.

Section 13.10.    Governing Law

THIS BASE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 13.11.    Severability of Provisions

If any one or more of the covenants, agreements, provisions or terms of the Indenture shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of the Indenture and shall in no way affect the validity of enforceability of the other provisions of the Indenture or of the Investor Notes or rights of the Investor Noteholders thereof.

Section 13.12.    Counterparts

This Base Indenture may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

Section 13.13.    Successors

All agreements of the Issuer in the Indenture and the Investor Notes shall bind its successor; provided, however, the Issuer may not assign its obligations or rights under the Indenture or any Transaction Document. All agreements of the Indenture Trustee in the Indenture shall bind its successor.

Section 13.14.    Table of Contents, Headings, etc.

The Table of Contents, Cross-Reference Table, and headings of the Articles and Sections of this Base Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 13.15.    Recording of Indenture

If the Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Investor Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under the Indenture or to satisfy any provision of the TIA (if the Indenture is qualified thereunder).

Section 13.16.    No Petition

The Indenture Trustee, by entering into the Indenture, and each Investor Noteholder, by accepting an Investor Note, hereby covenant and agree that they will not at any time (i) institute against the Issuer or join in any institution against the Issuer of, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Notes, this Base Indenture or any of the other Transaction Documents or (ii) institute against, or join any other Person in instituting against, the Origination Trust, Holdings, the Intermediary, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

Section 13.17.    SUBIs

The Indenture Trustee, by entering into the Indenture, and each Investor Noteholder, by accepting an Investor Note, represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. § 3801

et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio (used in this Section as defined in the Origination Trust Agreement) or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this Section as defined in the Origination Trust Agreement), any other SUBI Portfolio, the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease Receivable SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

Section 13.18.    Election of Overconcentration Option.

Overconcentration Option [_] shall remain in effect until a different Overconcentration Option shall become effective upon satisfaction of the following terms and conditions:

(a) the Issuer shall have given prior written notice to the Indenture Trustee of its selection of a different Overconcentration Option specifying in such notice the proposed effective date of such selection which date shall be no less than sixty (60) days after the date of such notice;

(b) the Issuer shall have given prior written notice to the Ratings Agencies with respect to each Outstanding Series of Investor Notes of its selection of a different Overconcentration Option specifying in such notice the proposed effective date of such selection which date shall be no less than sixty (60) days after the date of such notice;

(c) the proposed effective date of such selection shall be at least twelve (12) months from the date hereof, in the case of the first such selection, or, in any other case, from the effective date of the Overconcentration Option then in effect;

(d) on the proposed effective date of such selection, both before and after giving effect to such selection, (i) no Asset Deficiency would exist and (ii) the amount on deposit in the Series Reserve Account with respect to each Outstanding Series of Investor Notes would be at least equal to the amount required to be on deposit therein in accordance with the terms of the applicable Indenture Supplement;

(e) no Amortization Event shall have occurred and is continuing with respect to any Outstanding Series of Investor Notes;

(f) the Indenture Trustee shall have provided a copy of such notice to each Investor Noteholder it has been instructed would be affected by the selection; and

(g) the Indenture Trustee shall have been provided with an Opinion of Counsel that each condition to the effectiveness of such Overconcentration Option set forth in any Indenture Supplement relating to any Outstanding Series of Investor Notes shall have been satisfied.

IN WITNESS WHEREOF, the Indenture Trustee and the Issuer have caused, this Base Indenture to be duly executed by their respective duly authorized officers as of the day and year first written above.

CHESAPEAKE FUNDING LLC,
as Issuer

By: /s/: Mark E. Johnson
Name: Mark E. Johnson
Title: Vice President and Treasurer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By: /s/: James P. Bowden
Name: James P. Bowden
Title: Assistant Treasurer

SCHEDULE 1

TO THE

BASE INDENTURE

DEFINITIONS LIST

“Accrual Period” means the period from and including a Settlement Date (or, in the case of the initial Accrual Period, March 7, 2006) to but excluding the succeeding Settlement Date.

“Additional Equipment Assets” means the Master Lease Agreements, the Leases arising thereunder and the Leased Vehicles subject to such Leases and the Related Rights associated therewith transferred to the Origination Trust pursuant to the Additional Equipment Assets Contribution Agreement and allocated to the Lease SUBI.

“Additional Equipment Assets Contribution Agreement” means that certain Additional Equipment Assets Contribution Agreement dated as of October 28, 1999, between SPV and the Origination Trust.

“Additional Equipment Assets Sale Agreement” means that certain Additional Equipment Assets Sale Agreement dated as of October 28, 1999, between VMS and SPV.

“Additional Units” means any Unit allocated to the Lease SUBI Portfolio after June 30, 1999.

“Adjusted Aggregate Unit Balance” means, as of any date of determination, an amount equal to the sum of (a) the excess of (i) the Aggregate Lease Balance over (ii) the Aggregate Lease Adjustment Amount as of such date, (b) 90% of the excess of (i) the Aggregate Residual Value Amount over (ii) the Excess Residual Value Amount as of such date and (c) 90% of the excess of (i) the Aggregate Paid-In Advance Balance over (ii) the Excess Paid-In Advance Amount as of such date.

“Administration Agreement” means the Administration Agreement, dated as of the Initial Closing Date, by and among the Administrator, the Issuer, Holdings, the Origination Trust and the Indenture Trustee, as amended, modified or supplemented from time to time in accordance with its terms.

“Administrator” means VMS or a successor Administrator under the Administration Agreement.

“Administrator Fee” is defined in the Administration Agreement.

“Affiliate” means, with respect to any specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, “control” means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and “controlled” and “controlling” have meanings correlative to the foregoing.

“Affiliate Issuer” means any special purpose entity that is an Affiliate of PHH that has entered into financing arrangements secured by one or more Series of Investor Notes.

“Aggregate Invested Amount” means the sum of the Invested Amounts with respect to all Series of Outstanding Investor Notes.

“Aggregate Invested Percentage” means, with respect to Collections for any Monthly Period, the sum of the Invested Percentages for all Series of Outstanding Notes for such Monthly Period.

“Aggregate Lease Adjustment Amount” means, as of any date of determination, an amount equal to the sum of (a) the Overconcentration Amount as of such date, (b) the Excess Longer-Term Lease Amount as of such date, (c) the Excess State Obligor Risk Amount as of such date, (d) the Excess Consumer Lease Amount as of such date and (e) the Excess High Lease Balance Amount as of such date.

“Aggregate Lease Balance” means, as of any date of determination during an Accrual Period, an amount equal to the sum of the Lease Balances of each Eligible Lease allocated to the Lease SUBI Portfolio as of the last day of the Monthly Period immediately preceding the first day of such Accrual Period.

“Aggregate Net Lease Losses” means, for any Monthly Period, an amount equal to the excess of the aggregate Lease Balances of all Unit Leases that became Charged-Off Leases during such Monthly Period over the aggregate amount of Recoveries received during such Monthly Period.

“Aggregate Paid-In Advance Balance” means, as of any date of determination during an Accrual Period, an amount equal to the Cost of each Eligible Paid-In Advance Vehicle allocated to the Lease SUBI Portfolio as of the last day of the Monthly Period immediately preceding the first day of such Accrual Period (or, if any such Eligible Paid-In Advance Vehicle was allocated to the Lease SUBI Portfolio after the last day of such Monthly Period, the Cost thereof as of the date such Eligible Paid-In Advance Vehicle was allocated to the Lease SUBI Portfolio).

“Aggregate Residual Value Amount” means, as of any date of determination during an Accrual Period, an amount equal to the aggregate for each Unit Vehicle subject to a Closed-End Lease allocated to the Lease SUBI Portfolio as of the last day of the Monthly Period immediately preceding the first day of such Accrual Period of the lesser of (a) the Stated Residual Value of such Unit Vehicle and (b) the Net Book Value of such Unit Vehicle as of such day.

“Aggregate Unit Balance” means, as of any date of determination, an amount equal to the sum of (a) the Aggregate Lease Balance, (b) the Aggregate Paid-In Advance Balance and (c) the Aggregate Residual Value Amount as of such date.

“ALG Residual Value” means, with respect to a Leased Vehicle subject to a Closed-End Lease, an amount equal to the residual percentage of the manufacturer’s suggested retail price of such Leased Vehicle specified in the ALG Residual Percentage Guide published by Automotive Lease Guide for the make and model of such Leased Vehicle and the lease term of such Closed-End Lease.

“Amortization Commencement Date” means, with respect to a Series of Investor Notes, the date on which an Amortization Event with respect to such Series is deemed to have occurred pursuant to the related Indenture Supplement.

“Amortization Event” with respect to each Series of Investor Notes, is defined in the related Indenture Supplement.

“Amortization Period” means, with respect to any Series of Investor Notes or any Class within a Series of Investor Notes, the period following the Revolving Period during which principal is distributed to Investor Noteholders, which shall be the controlled amortization period, the principal amortization period, the rapid amortization period, or other amortization period, in each case as defined with respect to such Series in the related Indenture Supplement.

“Annual Noteholders’ Tax Statement” is defined in Section 4.4(c) of the Base Indenture.

“Annual Servicing Report” is defined in Section 4.1(a) of the Base Indenture.

“Applicable Gain on Sale Account Percentage” means, on any date of determination, the highest Series Gain on Sale Account Percentage with respect to any Series of Investor Notes Outstanding.

“Applicable Law” means all applicable laws, statutes, treaties, rules, codes, ordinances, regulations, certificates, orders, interpretations, licenses and permits of any Governmental Authority from time to time in effect, and judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including laws specifically mandating compliance by property owners).

“Applicants” is defined in Section 2.8 of the Base Indenture.

“Asset Deficiency” means, as of any date of determination, the amount, if any, by which the Required Aggregate Asset Amount as of such date exceeds the Adjusted Aggregate Unit Balance as of such date.

“Asset Purchase Agreement” means the Asset Sale Agreement, dated as of June 30, 1999, among VMS, PHH Consumer Lease and SPV, as amended, modified or supplemented from time to time in accordance with its terms.

“Assignment and Assumption Agreement” means the Assignment and Assumption Agreement, dated as of the Initial Closing Date, between SPV, Holdings, and acknowledged and consented to by PHH, the Delaware Trustee, VMS, the Origination Trust, Holdings and the Indenture Trustee.

“Authorized Officer” means (a) as to the Administrator, the Servicer or PHH, any of the President, any Executive Vice President, any Senior Vice President, any Vice President or the Assistant Treasurer of the Administrator, the Servicer or PHH, as the case may be, (b) as to the Issuer, any officer (or agent acting pursuant to a power of attorney) of the Issuer or any Manager acting on behalf of the Issuer and who is identified on the list of Authorized Officers delivered by the Manager to the Indenture Trustee on the Initial Closing Date (as such list may be modified or supplemented from time to time thereafter), (c) as to Holdings, any officer (or agent acting pursuant to a power of attorney) of Holdings or any manager of Holdings acting on behalf of Holdings and who is identified on the list of Authorized Officers delivered by Holdings to the Indenture Trustee on the Initial Closing Date (as such list may be modified or supplemented from time to time thereafter), (d) as to the Origination Trust, Wilmington Trust Company, in its capacity as Delaware Trustee of the Origination Trust and (e) as to SPV, any officer of SPV or any manager of SPV acting on behalf of SPV and who is identified on the list of Authorized Officers delivered by SPV to the Indenture Trustee on the Initial Closing Date (as such list may be modified or supplemented from time to time thereafter).

“Bankruptcy Code” means The Bankruptcy Reform Act of 1978, as amended from time to time, and as codified as 11 U.S.C. Section 101 et seq.

“Base Indenture” means the Base Indenture, dated as of the Initial Closing Date, between the Issuer and the Indenture Trustee, as amended, modified or supplemented from time to time, exclusive of Indenture Supplements creating new Series of Investor Notes.

“Bearer Notes” is defined in Section 2.1 of the Base Indenture.

“Bearer Rules” means the provisions of the Internal Revenue Code, in effect from time to time, governing the treatment of bearer obligations, including sections 163(f), 871, 881, 1441, 1442 and 4701, and any regulations thereunder including, to the extent applicable to any Series of Notes, Proposed or Temporary Regulations.

“Beneficial Owner” means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as may be reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Book-Entry Notes” means beneficial interests in the Investor Notes, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 2.10 of the Base Indenture; provided that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Notes are issued to the Beneficial Owners, such Definitive Notes shall replace Book-Entry Notes.

“Borrower” means Holdings in its capacity as borrower under the Loan Agreement.

“Borrowing Date” is defined in Section 1.2 of the Loan Agreement.

“Business Day” means any day other than a Saturday, Sunday or other day on which banks are authorized or required by law to be closed in New York, Maryland or Delaware.

“Capitalized Cost” means, with respect to any Leased Vehicle, the amount identified by the Servicer as the “Capitalized Cost” of such Leased Vehicle, including, to the extent provided therein, delivery charges, taxes and any registration or titling fees.

“Certificate of Title” means, with respect to any Leased Vehicle, the certificate of title or other evidence of ownership of such Leased Vehicle duly issued by the government department or agency in the jurisdiction in which such Leased Vehicle is registered in accordance with the certificate of title act or statute of the jurisdiction applicable to such Leased Vehicle or, to the extent that a certificate of title or other evidence of ownership has not been issued, the application (or copy thereof) for the foregoing.

“Charged-Off Lease” means a Lease or Consumer Lease that was or should have been charged off by the Servicer as uncollectible in accordance with the Policies or as to which a scheduled lease payment thereon is 270 or more days past due.

“Charged-Off Receivable” means a Fleet Receivable that was or should have been charged off by the Servicer as uncollectible in accordance with the Policies or which is 270 or more days past due..

“Charge-Off Ratio” means, for any specified Settlement Date, twelve times the quotient, expressed as a percentage, of (a) Aggregate Net Lease Losses for the preceding Monthly Period, divided by (b) the Aggregate Lease Balance as of the last day of the second preceding Monthly Period.

“Class” means, with respect to any Series of Notes, any one of the classes of Notes of that Series as specified in the related Indenture Supplement.

“Class X 1999-1B Invested Amount” is defined in the Fleet Receivable SUBI Supplement.

“Clearing Agency” means an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.

“Clearing Agency Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency or a Foreign Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency or the Foreign Clearing Agency.

“Clearstream” means Clearstream Banking, société anonyme.

“Closed-End Lease” means a lease obligation in respect of a single vehicle which may arise pursuant to a master lease agreement providing for the lease of a fleet of vehicles or pursuant to a lease agreement providing for the lease of a single vehicle that, in each case, allows the lessee thereunder to return the vehicle subject thereto to the lessor at or prior to lease termination and obligates the lessee thereunder to pay to the lessor at lease termination only Incidental Lease Termination Charges.

“Closing Date” means the Initial Closing Date or any Series Closing Date.

“Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time, and any successor statute of similar import, in each case as in effect from time to time. References to sections of the Code also refer to any successor sections.

“Collateral” is defined in Section 3.1 of the Base Indenture.

“Collection Account” means securities account no. _____ entitled “Chesapeake Funding Collection Account” maintained by the Collection Account Securities Intermediary pursuant to the Collection Account Control Agreement or any successor securities account maintained pursuant to the Collection Account Control Agreement.

“Collection Account Control Agreement” means the agreement among the Issuer, JPMorgan Chase, as securities intermediary, and the Indenture Trustee, dated as of the Initial Closing Date, relating to the Collection Account, as the same may be amended and supplemented from time to time.

“Collection Account Securities Intermediary” means JPMorgan Chase or any other securities intermediary that maintains the Collection Account pursuant to the Collection Account Control Agreement.

“Collections” means (a) all payments by or on behalf of Holdings under the Loan Agreement or the Loan Note, (b) all other payments on the Collateral, including, without limitation, (i) all monthly lease payments and other lease payments on the Unit Leases, (ii) all proceeds from the sale or other disposition of Unit Vehicles, including Recoveries, (iii) all insurance proceeds and warranty payments with respect to Unit Vehicles, (iv) all termination payments and Incidental Lease Termination Payments received in respect of the Unit Leases, (v) all other payments in respect of the Unit Leases, (vi) all payments in respect of the Fleet Receivables and payments by VMS under the Receivables Purchase Agreement, (vii) all payments by VMS or PHH Consumer Lease under the Asset Purchase Agreement, (viii) all payments by the Origination Trust under the Origination Trust Guaranty, (ix) all payments by the Intermediary to the Indenture Trustee or the Issuer of funds transferred from a Joint Collection Account pursuant to the Master Exchange Agreement in accordance with the terms thereof, (x) all payments made by the Intermediary to the Indenture Trustee or the Issuer of funds transferred from a Joint Disbursement Account or the Reservoir Account pursuant to the terms of the Master Trust Agreement in accordance with the terms thereof and (xi) all payments in respect of any Hedging Instruments in the Collateral, whether such payments are in the form of cash, checks, wire transfers or other forms of payment and (c) all amounts earned on Permitted Investments of funds in the Collection Account and, to the extent so specified in an Indenture Supplement, in a Series Account.

“Common Member” means PHH Sub 2, as the holder of the Common Membership Interest.

“Common Membership Interest” means the Common Membership Interest issued pursuant to the LLC Agreement.

“Consumer Lease” means an Open-End Lease or a Closed-End Lease originated by PHH Consumer Lease, individually or on behalf of the Origination Trust, that is in all material respects in a form attached to the Series 1999-1 SUBI Servicing Supplement.

“Contingent Obligation” as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person (a) with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof or (b) under any letter of credit issued for the account of that Person or for which that Person is otherwise liable for reimbursement thereof. Contingent Obligation shall include (a) the direct or indirect guarantee, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another and (b) any liability of such Person for the obligations of another through any agreement (contingent or otherwise) (i) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (ii) to maintain the solvency of any balance sheet item, level of income or financial condition of another or (iii) to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, if in the case of any agreement described under subclause (i) or (ii) of this sentence the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported.

“Contractual Obligation” means, with respect to any Person, any provision of any security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

“Contribution Agreement” means the Contribution Agreement, dated as of the Initial Closing Date, between Holdings and the Origination Trust, as amended, modified or supplemented from time to time in accordance with its terms.

“Controlled Group” means, with respect to any Person, such Person, whether or not incorporated, and any corporation, trade or business that is, along with such Person, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Sections 414(b) and (c), respectively of the Code.

“Corporate Trust Office” means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of the Base Indenture is located at (i) soley for purposes of the transfer, exchange or surrender of Investor Notes, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Worldwide Securities Services/Structured Finance Services - Chesapeake Funding LLC and (ii) for all other purposes, 4 New York Plaza 6th Floor, New York, New York 10004, Att: Worldwide Securities Services/Structured Finance Services - Chesapeake Funding LLC.

“Cost” means, with respect to any Paid-In Advance Vehicle, the price paid for such Vehicle to the dealer, the manufacturer or a vendor, plus delivery charges and taxes and any registration or titling fees.

“Coupon” is defined in Section 2.1 of the Base Indenture.

“CP Rate” means the rate on commercial paper for each day set forth in Statistical Release H.15(519), “Selected Interest Rates” published by the Board Of Governors of the Federal Reserve System.

“Credit Enhancement” means, with respect to any Series of Investor Notes, the subordination, cash collateral account, collateral interest, letter of credit, surety bond, insurance policy, spread account, reserve account, cross-support feature, interest rate swap, currency swap or any other contract or agreement for the benefit of the holder of the Investor Notes of such Series as designated in the related Indenture Supplement.

“Custodian Agreement” means the Custodian Agreement, dated as of June 30, 1999, by and among the Custodian, the Servicer and the Origination Trust, as amended, modified or supplemented from time to time in accordance with its terms, and any other Custodian Agreement entered into in accordance with the terms and conditions of the Origination Trust Servicing Agreement.

“Custodian” means the party named as such in the Custodian Agreement until a successor replaces it in accordance with the applicable provisions of the Custodian Agreement and thereafter means the successor serving thereunder.

“Default” means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

“Definitions List” means this Definitions List, as amended or modified from time to time.

“Definitive Notes” is defined in Section 2.10 of the Base Indenture.

“Delaware Trustee” means Wilmington Trust Company, in its capacity as Delaware Trustee of the Origination Trust.

“Delinquency Ratio” means, for any specified Settlement Date, the quotient, expressed as a percentage, of (a) the aggregate billings with respect to all Leases and all Fleet Receivables which were unpaid for 60 days or more from the original due date thereof as of the last day of the immediately preceding Monthly Period divided by (b) the sum of (i) the aggregate billings with respect to all Leases and all Fleet Receivables which were unpaid as of the last day of the second preceding Monthly Period and (ii) the aggregate amount billed with respect to all Leases and all Fleet Receivables during the immediately preceding Monthly Period.

“Depository” is defined in Section 2.10 of the Base Indenture.

“Depository Agreement” means, with respect to a Series having Book-Entry Notes, the agreement among the Issuer, the Indenture Trustee and the Clearing Agency or the Foreign Clearing Agency, or as otherwise provided in the related Indenture Supplement.

“Deposit Date” means each Business Day on which Collections are deposited into the Collection Account.

“Deposit Report” is defined in Section 4.1 of the Base Indenture.

“Determination Date” means the second Business Day prior to each Settlement Date.

“Dividend Rate” means, with respect to each series of Preferred Membership Interests, the rate at which distributions of interest with respect to such Preferred Membership Interests are made.

“DLPT Loan Collateral” is defined in Section 7.1(c) of the Loan Agreement.

“Dollar” and the symbol “$” mean the lawful currency of the United States.

“Eligible Consumer Lease” means a Consumer Lease that as of the date allocated to the Lease SUBI Portfolio satisfied the following eligibility criteria:

(i) it was not a Charged-Off Lease;

(ii) it was not an Ineligible Delinquent Lease;

(iii) it was an obligation of an Eligible Obligor;

(iv) it had an initial term of 60 months or less;

(v) it was denominated and payable only in Dollars in the United States;

(vi) it was originated and has been administered since origination in accordance with Applicable Law;

(vii) it was originated in accordance with the Policies;

(viii) it did not contravene in any material respect any Applicable Law and VMS or PHH Consumer Lease is not in violation in any material respect of any Applicable Law in connection with it;

(ix) it was not subject to any dispute in whole or in part or to any offset, counterclaim, defense, rescission, recoupment or subordination;

(x) it was the legal, valid and binding obligation of the Obligor thereunder, enforceable against such Obligor to pay the full amount thereof in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law);

(xi) the Origination Trust has only one “original” counterpart of such Consumer Lease and such original is held by the Custodian;

(xii) it is either an Open-End Lease or a Closed-End Lease;

(xiii) it is a “hell or high water” net lease under which the Obligor’s payment obligations thereunder are absolute, unconditional and noncancellable and not subject to abatement or adjustment;

(xiv) the Obligor thereunder is required to maintain casualty insurance with respect to the related Leased Vehicle in accordance with the Policies;

(xv) it was originated by the Origination Trust;

(xvi) the Obligor of which has accepted the related Leased Vehicle;

(xvii) it provides for equal monthly depreciation payments and accrues a finance or other lease charge on the Net Book Value of the related Leased Vehicle at a floating rate at least equal to the CP Rate from time to time or at a fixed rate;

(xviii) if a Closed-End Lease, the Stated Residual Value of the related Leased Vehicle was no greater than the ALG Residual Value thereof at origination;

(xix) if a Fixed Rate Lease, on or before the date on which such Fixed Rate Lease was allocated to the Lease SUBI Portfolio, the Issuer held any Lease Rate Cap with respect to such Fixed Rate Lease required to be held by the Issuer by the terms of any Indenture Supplement;

(xx) if a Floating Rate Lease, the Obligor thereunder has no right to convert the floating rate at which the finance charges accrue thereunder to a fixed rate;

(xxi) the Leased Vehicle leased thereunder (x) is free and clear of all Liens (other than Permitted Liens) and (y) the Certificate of Title for such Leased Vehicle is registered in the name of the Origination Trust; and

(xxii) the Certificate of Title for the Leased Vehicle leased thereunder indicates only a Lien in the name of (1) SPV or the Issuer, in the case of a Consumer Lease originated by the Origination Trust prior to June 30, 2006 or (2) the Issuer, in the case of all other Consumer Leases (or, such a Certificate of Title has been applied for).

“Eligible Deposit Account” means (a) a segregated identifiable trust account established in the trust department of a Qualified Trust Institution or (b) a separately identifiable deposit account established in the deposit taking department of a Qualified Institution.

“Eligible Lease” means either (a) a Lease that as of the date allocated to the Lease SUBI Portfolio was an Eligible Consumer Lease or (b) a Lease that as of the date allocated to the Lease SUBI Portfolio was under an Eligible Master Lease and satisfied the following eligibility criteria:

(a) it had an initial term of 144 months or less and a remaining term of 120 months or less;

(b) the Obligor of which has accepted the related Leased Vehicle;

(c) except for any Lease that is an Additional Equipment Asset, if an Open-End Lease, it provides for equal monthly depreciation payments and, if a Closed-End Lease, it provides for monthly depreciation payments that over the term of the Lease reduce the Capitalized Cost of the related Leased Vehicle to the Stated Residual Value thereof;

(d) if an Open-End Lease that is an Additional Equipment Asset, it provides for at least quarterly depreciation payments and, if a Closed-End Lease that is an Additional Equipment Asset, it provides for at least quarterly depreciation payments that over the term of the Lease reduce the Capitalized Cost of the related Leased Vehicle to the Stated Residual Value thereof;

(e) it accrues a finance or other lease charge on the Net Book Value of the related Leased Vehicle at a floating rate at least equal to the CP Rate from time to time or at a fixed rate;

(f) if a Closed-End Lease, the Stated Residual Value of the related Leased Vehicle was no greater than the ALG Residual Value thereof at origination or, in the case of any Leased Vehicle the residual value of which is not specified in the ALG Residual Percentage Guide published by the Automotive Lease Guide, the estimated residual value of the related Leased Vehicle contained in a comparable industry source of equipment residual values or if such a source is not available, contained in a source VMS believes is reasonable;

(g) on or before the date on which such Lease was allocated to the Lease SUBI Portfolio, the Issuer held any Lease Rate Cap with respect to such Lease required to be held by the terms of the Base Indenture or any Indenture Supplement;

(h) if a Floating Rate Lease and the Obligor thereunder has the right to convert the floating rate at which the finance charges accrue thereunder to a fixed rate, upon conversion the fixed rate will be at least equal to the sum of the PHH Treasury Note Rate on the conversion date and 0.50%;

(i) the Leased Vehicle leased thereunder (x) is free and clear of all Liens (other than Permitted Liens) and (y) if such Leased Vehicle is subject to a certificate of title act or statute, the Certificate of Title for such Leased Vehicle is registered in the name of the Origination Trust; and

(j) (x) if the Leased Vehicle leased thereunder is subject to a certificate of title act or statute, the Certificate of Title for such Leased Vehicle indicates only a Lien in the name of (1) VMS, in the case of a Lease originated by VMS and assigned to the Origination Trust, (2) SPV or the Issuer, in the case of a Lease originated by the Origination Trust prior to June 30, 2006 or (3) the Issuer, in the case of all other Leases (or, such a Certificate of Title has been applied for) or (y) if such Leased Vehicle is not subject to a certificate of title act or statute, all filings necessary to evidence the security interest of (1) VMS, in the case of a Lease originated by VMS and assigned to the Origination Trust, (2) SPV or the Issuer, in the case of a Lease originated prior to June 30, 2006 or (3) the Issuer, in the case of all other Leases, in such Leased Vehicle have been made in all appropriate jurisdictions.

“Eligible Master Lease” will mean each Master Lease Agreement that as of the date a Lease thereunder or Paid-In Advance Vehicle relating thereto is allocated to the Lease SUBI satisfied the following eligibility criteria:

(a) it was not a Charged-Off Lease;

(b) it was not an Ineligible Delinquent Lease;

(c) it was an obligation of an Eligible Obligor;

(d) it was denominated and payable only in Dollars in the United States;

(e) it was originated and has been administered since origination in accordance with Applicable Law;

(f) it was originated in accordance with the Policies;

(g) it did not contravene in any material respect any Applicable Law and VMS is not in violation in any material respect of any Applicable Law in connection with it;

(h) it was not subject to any dispute in whole or in part or to any offset, counterclaim, defense, rescission, recoupment or subordination;

(i) it was the legal, valid and binding obligation of the Obligor thereunder, enforceable against such Obligor to pay the full amount thereof in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law);

(j) the Origination Trust has only one “original” counterpart of such Master Lease Agreement and such original is held by the Custodian;

(k) it is either an Open-End Lease or a Closed-End Lease;

(l) it is a “hell or high water” net lease under which the Obligor’s payment obligations thereunder are absolute, unconditional and noncancellable and not subject to abatement or adjustment;

(m) the Obligor thereunder is required to maintain casualty insurance or to self-insure with respect to the related Leased Vehicles in accordance with the Policies;

(n) if not originated by the Origination Trust, all right, title and interest in it has been (i) validly sold to the Origination Trust by VMS pursuant to that certain Assignment and Assumption Agreement dated December 17, 1998, (ii) validly assigned to the Origination Trust by SPV pursuant to the Old Contribution Agreement or (iii), in the case of any Master Lease Agreement that is an Additional Equipment Asset, validly assigned to the Origination Trust by SPV pursuant to the Additional Equipment Assets Contribution Agreement and, if assigned by SPV to the Origination Trust, was validly sold by VMS to SPV pursuant to the Asset Purchase Agreement or, in the case of any Master Lease Agreement that is an Additional Equipment Asset, validly sold by VMS to SPV pursuant to the Additional Equipment Assets Sale Agreement; and

(o) any consents, approvals or authorizations necessary for the assignment and sale thereof by VMS to the Origination Trust have been obtained.

“Eligible Obligor” means each Obligor in respect of a Master Lease Agreement, a Consumer Lease or a Fleet Receivable that satisfies the following eligibility criteria:

(a) its billing address is located in the United States;

(b) it is not the United States federal government, or any subdivision thereof, or any agency, department or instrumentality thereof;

(c) it is not an Affiliate of PHH; and

(d) it is not the subject of any voluntary or involuntary bankruptcy proceeding, unless, in the case of a Master Lease Agreement, a bankruptcy court shall have entered an order reaffirming such Obligor’s obligations under such Master Lease Agreement.

“Eligible Paid-In Advance Vehicle” means a Unit Paid-In Advance Vehicle acquired at the request of an Obligor who as of the date such Paid-In Advance Vehicle is allocated to the Lease SUBI Portfolio is party to an Eligible Master Lease or has agreed to be bound by a Master Lease Agreement.

“Eligible Receivable” means, as of any date of determination, each Fleet Receivable that satisfies the following eligibility criteria:

(a) it is an obligation of an Eligible Obligor;

(b) it is not a Charged-Off Receivable;

(c) it is denominated and payable only in Dollars in the United States;

(d) it and the related Fleet Service Contract do not contravene in any material respect any Applicable Law and VMS is not in violation in any material respect of any Applicable Law in connection with it or the related Fleet Service Contract;

(e) the related Fleet Service Contract was originated in accordance with the Policies;

(f) it has been billed, the goods or services giving rise to it have been provided and it is payable within 45 days of the billing date;

(g) it is an “eligible asset” within the meaning of Rule 3a-7 promulgated under the Investment Company Act;

(h) if contributed to the Origination Trust prior to the Initial Closing Date, (i) it is not subject to the laws of any jurisdiction whose laws would prohibit the assignment and sale thereof by VMS to SPV pursuant to the Old Receivables Purchase Agreement and the contribution thereof by SPV to the Origination Trust pursuant to the Old Contribution Agreement, (ii) any consents, approvals or authorizations necessary for the assignment and sale thereof by VMS to SPV pursuant to the Old Receivables Purchase Agreement and the contribution thereof by SPV to the Origination Trust pursuant to the Old Contribution Agreement have been obtained with respect to such Fleet Receivable, and (iii) all right, title and interest in it has been validly sold by VMS to SPV pursuant to the Old Receivables Purchase Agreement and validly assigned by SPV to the Origination Trust pursuant to the Old Contribution Agreement;

(i) if contributed to the Origination Trust on or after the Initial Closing Date, (i) it is not subject to the laws of any jurisdiction whose laws would prohibit the assignment and sale thereof by VMS to Holdings pursuant to the Receivables Purchase Agreement and the contribution thereof by Holdings to the Origination Trust pursuant to the Contribution Agreement, (ii) any consents, approvals or authorizations necessary for the assignment and sale thereof by VMS to Holdings pursuant to the Receivables Purchase Agreement and the contribution thereof by Holdings to the Origination Trust pursuant to the Contribution Agreement have been obtained with respect to such Fleet Receivable, and (iii) all right, title and interest in it has been validly sold by VMS to Holdings pursuant to the Receivables Purchase Agreement and validly assigned by Holdings to the Origination Trust pursuant to the Contribution Agreement;

(j) the Origination Trust has legal and beneficial ownership therein free and clear of all Liens other than Permitted Liens;

(k) it is not subject to any dispute in whole or in part or to any offset, counterclaim, defense, rescission, recoupment or subordination;

(l) it is at all times the legal, valid and binding obligation of the Obligor thereon, enforceable against such Obligor to pay the full amount thereof in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law); and

(m) it constitutes an “account” or a “general intangible” under the applicable UCC.

“Enhancement Provider” means, with respect to any Series, the Person, if any, designated as such in the related Indenture Supplement.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

“Euroclear” means Euroclear System.

“Event of Default” is defined in Section 9.1 of the Base Indenture.

“Excess Consumer Lease Amount” means, as of any date of determination during an Accrual Period, an amount equal to the excess, if any, of (a) the aggregate Lease Balance of all Eligible Leases that are Consumer Leases allocated to the Lease SUBI Portfolio as of the last day of the Monthly Period immediately preceding the first day of such Accrual Period over (b) an amount equal to 1.0% of the Aggregate Lease Balance as of such date.

“Excess Damage Charges” means the charges under a Lease due to damage to the related Leased Vehicle over a prescribed limit.

“Excess Fleet Receivable Amount” means, with respect to any Settlement Date, an amount equal to the excess, if any, of (a) the aggregate amount of Collections in respect of the Fleet Receivables received by Holdings and deposited into the Collection Account during the immediately preceding Monthly Period over (b) the Class X 1999-1B Invested Amount as of the immediately preceding Settlement Date.

“Excess High Lease Balance Amount” means, as of any date of determination during an Accrual Period, an amount equal to the excess, if any, of (a) the aggregate Lease Balance of all Eligible Leases having a Lease Balance in excess of $1,000,000 allocated to the Lease SUBI Portfolio as of the last day of the Monthly Period immediately preceding the first day of such Accrual Period over (b) an amount equal to 0.50% of the Aggregate Lease Balance as of such date.

“Excess Longer-Term Lease Amount” means, as of any date of determination during an Accrual Period, an amount equal to the greater of (a) the excess, if any, of (i) the aggregate Lease Balance of all Eligible Leases having remaining terms of longer than five years allocated to the Lease SUBI Portfolio as of the last day of the Monthly Period immediately preceding the first day of such Accrual Period over (ii) an amount equal to 20% of the Aggregate Lease Balance as of such date and (b) the excess, if any, of (i) the aggregate Lease Balance of all Eligible Leases having remaining terms of longer than seven years allocated to the Lease SUBI Portfolio as of the last day of the Monthly Period immediately preceding the first day of such Accrual Period over (ii) an amount equal to 7.5% of the Aggregate Lease Balance as of such date.

“Excess Mileage Charges” means the charges under a Lease due to mileage on the related Leased Vehicle over a prescribed limit.

“Excess Paid-In Advance Amount” means, as of any date of determination during an Accrual Period, an amount equal to the greatest of (a) the excess, if any, of (i) the aggregate Cost of each Eligible Paid-In Advance Vehicle allocated to the Lease SUBI Portfolio as of the last day of the Monthly Period immediately preceding the first day of such Accrual Period (or, if any such Eligible Paid-In Advance Vehicle was allocated to the Lease SUBI after the last day of such Monthly Period, the Cost thereof as of the date such Eligible Paid-In Advance Vehicle was allocated to the Lease SUBI Portfolio) over (ii) an amount equal to 10% of the Aggregate Unit Balance as of such date, (b) the excess, if any, of (i) the aggregate Cost of each Eligible Paid-In Advance Vehicle allocated to the Lease SUBI Portfolio for more than 60 days as of the last day of the Monthly Period immediately preceding the first day of such Accrual Period over (ii) an amount equal to 2.5% of the Aggregate Unit Balance as of such date and (c) the aggregate Cost of each Eligible Paid-In Advance Vehicle allocated to the Lease SUBI Portfolio for more than 120 days as of the last day of the Monthly Period immediately preceding the first day of such Accrual Period.

“Excess Residual Value Amount” means, as of any date of determination during an Accrual Period, an amount equal to the excess, if any, of (i) the Aggregate Residual Value Amount as of such date over (ii) an amount equal to 7.5% of the Aggregate Unit Balance as of such date.

“Excess State Obligor Risk Amount” means, as of any date of determination during an Accrual Period, an amount equal to the excess, if any, of (a) the aggregate Lease Balance of all Eligible Leases the Obligor of which is a state or local government or any subdivision thereof, or any agency, department or instrumentality thereof allocated to the Lease SUBI Portfolio as of the last day of the Monthly Period immediately preceding the first day of such Accrual Period over (b) an amount equal to 3.0% of the Aggregate Lease Balance as of such date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expected Final Distribution Date” means, with respect to any applicable Series of Investor Notes, the date, if any, stated in the related Indenture Supplement as the date on which such Series of Investor Notes is expected to be paid in full.

“FDIC” means the Federal Deposit Insurance Corporation.

“Fixed Rate Lease” means a Lease accruing finance charges at a fixed rate per annum.

“Fleet Receivables” means all amounts payable under the Fleet Service Contracts, a beneficial interest in a portion of which is represented by the Fleet Receivable SUBI Certificate.

“Fleet Receivable SUBI” means that special unit of beneficial interest in the Origination Trust created by the Fleet Receivable SUBI Supplement in a pool of Fleet Receivables either (i) acquired by SPV from VMS pursuant to the Old Receivables Purchase Agreement and contributed by SPV to the Origination Trust pursuant to the Old Contribution Agreement prior to the Initial Closing Date or (ii) acquired by Holdings from VMS pursuant to the Receivables Purchase Agreement and contributed by Holdings to the Origination Trust pursuant to the Contribution Agreement on or after the Initial Closing Date and all Origination Trust Assets associated with the Fleet Receivables, including all right, title and interest of Holdings under the Receivables Purchase Agreement.

“Fleet Receivable SUBI Certificate” means the Class X 1999-1B Sold SUBI Certificate, a certificate of beneficial ownership, representing a portion of the Fleet Receivable SUBI issued pursuant to the Fleet Receivable SUBI Supplement.

“Fleet Receivable SUBI Supplement” means the Amended and Restated Sold SUBI Supplement 1999-1B to the Origination Trust Agreement, dated as of the Initial Closing Date, among Holdings, as settlor and initial beneficiary, VMS, as UTI Trustee and Servicer, and Wilmington Trust Company, as Delaware Trustee and SUBI Trustee.

“Fleet Service Contract” means a fleet maintenance contract, fleet management contract, fuel card contract or any other service contract the fees for which are billed or would be billed by VMS, together with the Leases.

“Floating Rate Lease” means a Lease accruing finance charges at a floating rate per annum.

“Foreign Clearing Agency” means Clearstream and Euroclear.

“GAAP” means the generally accepted accounting principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors and successors from time to time.

“Gain on Sale Account” means securities account no. _____ entitled “Chesapeake Funding Gain on Sale Account” maintained by the Gain on Sale Securities Intermediary pursuant to the Gain on Sale Account Control Agreement or any successor securities account maintained pursuant to the Gain on Sale Account Control Agreement.

“Gain on Sale Account Control Agreement” means the agreement among the Issuer, JPMorgan Chase, as securities intermediary, and the Indenture Trustee, dated as of the Initial Closing Date, relating to the Gain on Sale Account, as the same may be amended and supplemented from time to time.

“Gain on Sale Account Securities Intermediary” means JPMorgan Chase or any other securities intermediary that maintains the Gain on Sale Account pursuant to the Gain on Sale Account Control Agreement.

“Global Note” is defined in Section 2.12 of the Base Indenture.

“Governmental Authority” means the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Hedging Instrument” means one or more Lease Rate Caps or other interest rate swap contracts or similar contracts entered into by, or assigned to, the Issuer, as specified in the Base Indenture or any Indenture Supplement, providing limited protection against interest rate risks.

“Holdings” means Chesapeake Finance Holdings LLC, a Delaware limited liability company (formerly known as Chesapeake Funding LLC), and its permitted successors.

“Incidental Lease Termination Charges” means all Excess Damage Charges, Excess Mileage Charges and any charges imposed upon the early termination of a Lease.

“Indebtedness”, as applied to any Person, means, without duplication, (a) all indebtedness for borrowed money, (b) that portion of obligations with respect to any lease of any property (whether real, personal or mixed) that is properly classified as a liability on a balance sheet in conformity with GAAP, (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (d) any obligation owed for all or any part of the deferred purchase price for property or services, which purchase price is (i) due more than six months from the date of the incurrence of the obligation in respect thereof or (ii) evidenced by a note or similar written instrument, (e) all indebtedness secured by any Lien on any property or asset owned by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person, and (f) without duplicating any of the foregoing, all Contingent Obligations of such Person in respect of any of the foregoing.

“Indenture” means the Base Indenture and all Supplements thereto, including any Indenture Supplement.

“Indenture Supplement” means, with respect to any Series of Investor Notes, a supplement to the Base Indenture complying with the terms of Section 2.2 of the Base Indenture, executed in conjunction with any issuance of any Series of Investor Notes (or, in the case of the issuance of Investor Notes on the Initial Closing Date, the supplement executed in connection with the issuance of such Investor Notes).

“Indenture Trustee” means the party named as such in the Indenture until a successor replaces it in accordance with the applicable provisions of the Indenture and thereafter means the successor serving thereunder.

“Independent” means, when used with respect to any specified Person, that the person (a) is in fact independent of the Issuer, any other obligor upon the Investor Notes, VMS and any Affiliate of any of the foregoing persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, VMS or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, VMS or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

“Independent Certificate” means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 13.1, of the Base Indenture made by an Independent engineer, appraiser or other expert appointed by the Issuer and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of “Independent” herein and that the signer is Independent within the meaning thereof.

“Independent Manager” is defined in the LLC Agreement.

“Ineligible Delinquent Lease” means (a) a Master Lease Agreement as to which 50% or greater of the billings to the Obligor thereof remain unpaid for more than 60 days from the original due date or which has been declared in default under the Policies or (b) a Consumer Lease as to which any amounts remain unpaid for more than 60 days from the original due date or which has been declared in default under the Policies.

“Initial Closing Date” means March 7, 2006.

“Initial Invested Amount” means, with respect to any Series of Investor Notes, the aggregate initial principal amount specified in the related Indenture Supplement.

“Initial Units” means, as of June 30, 1999, all Units allocated to the Lease SUBI Portfolio as of June 30, 1999.

“Insolvency Event” means, as to any Person:

(a)(i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed, or any other similar relief shall be granted under any applicable federal or state law, (ii) an involuntary case is commenced against such Person under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect which remains undismissed, undischarged or unbonded for a period of 60 days or (iii) such Person shall have a decree or an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect;

(b)  such Person shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against such Person; or such Person shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

“Interest Period” means, with respect to any Series of Investor Notes, the period specified in the related Indenture Supplement.

“Intermediary” means the Person acting in the capacity of Qualified Intermediary pursuant to the Master Exchange Agreement, which initially shall be PHH Funding, LLC, a Delaware limited liability company.

“Invested Amount” means, with respect to each Series of Investor Notes, the amount specified in the related Indenture Supplement.

“Invested Percentage” means, with respect to any Series of Investor Notes, the percentage specified in the related Indenture Supplement.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Investor Noteholder” and “Holder” means the Person in whose name an Investor Note is registered in the Note Register.

“Investor Notes” means any one of the promissory notes (including, without limitation, the Bearer Notes, the Registered Notes or the Global Notes) issued by the Issuer, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form (or forms in the case of a Series of Notes with multiple Classes) of the investor note attached to the related Indenture Supplement.

“Issuer” means Chesapeake Funding LLC, a Delaware limited liability company.

“Issuer Accounts” means the Collection Account and each Series Account.

“Issuer Assets” means all assets of the Issuer, including, among other things, the Loans, the Loan Note, the Loan Collateral, the Loan Agreement, the Issuer Accounts, any Hedging Instruments, the Origination Trust Guaranty, the Origination Trust Security Agreement, the Nominee Lienholder Agreement, the Administration Agreement, the Management Agreement and all proceeds of the foregoing.

“Issuer General Account” is defined in the LLC Agreement.

“Issuer Obligations” means all principal and interest, at any time and from time to time, owing by the Issuer on the Investor Notes and all costs, fees and expenses payable by, or obligations of, the Issuer under the Indenture.

“Issuer Order” and “Issuer Request” means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

“Joint Collection Account(s)” is defined in Appendix A to the Master Exchange Agreement.

“Joint Disbursement Account” is defined in Appendix A to the Master Exchange Agreement.

“JPMorgan Chase” means JPMorgan Chase Bank, National Association, a national banking association.

“Junior Preferred Member” means a Person in whose name a Junior Preferred Membership Interest is registered in the Register.

“Junior Preferred Membership Interests” means the Junior Preferred Membership Interests issued pursuant to the LLC Agreement.

“Lease” means an Open-End Lease or a Closed-End Lease originated by or on behalf of VMS, PHH Financial Services or the Origination Trust pursuant to a Master Lease Agreement or a Consumer Lease originated by or on behalf of the Origination Trust.

“Lease Balance” means, as of any date of determination, with respect to (a) any Open-End Lease, an amount equal to the Net Book Value of the Leased Vehicle subject to such Lease and (b) any Closed-End Lease, an amount equal to the sum of all remaining monthly lease payments (other than payments of finance charges and other incidental fees) due in respect of such Leased Vehicle on or after such date; provided, however that the Lease Balance of a Charged-Off Lease shall be zero.

“Lease Balance Decline” means, for any Lease for any Settlement Date, an amount equal to the sum of (a) the Lease Balance of such Lease as of the last day of the Monthly Period preceding the Monthly Period immediately preceding such Settlement Date less the Lease Balance of such Lease as of the last day of the Monthly Period immediately preceding such Settlement Date plus (b), in the case of a Closed-End Lease, the Net Book Value of the related Unit Vehicle if such Unit Vehicle shall have become a Residual Value Vehicle during the Monthly Period immediately preceding such Settlement Date.

“Leased Vehicle” means the Vehicle subject to a Lease.

“Lease Rate Cap” means any interest rate caps that are required to be maintained by the Issuer pursuant to the Base Indenture or any Indenture Supplement.

“Lease SUBI” means that special unit of beneficial interest in the Origination Trust created by the Lease SUBI Supplement.

“Lease SUBI Certificate” means the certificate of beneficial ownership, representing beneficial ownership in the Sold Units allocated to the Lease SUBI Portfolio issued pursuant to the Lease SUBI Supplement.

“Lease SUBI Portfolio” or “1999-1A Sold SUBI Portfolio” means the Origination Trust Assets that are from time to time allocated to the Lease SUBI in accordance with the terms of the Origination Trust Documents.

“Lease SUBI Supplement” means the Amended and Restated Sold SUBI Supplement 1999-1A to the Origination Trust Agreement, dated as of the Initial Closing Date, among Holdings, as settlor and initial beneficiary, VMS, as UTI Trustee and Servicer, and Wilmington Trust Company, as Delaware Trustee and SUBI Trustee.

“Lender” means Chesapeake Funding LLC in its capacity as lender under the Loan Agreement.

“Lien” means, when used with respect to any Person, any interest in any real or personal property, asset or other right held, owned or being purchased or acquired by such Person which secures payment or performance of any obligation, and shall include any mortgage, lien, pledge, encumbrance, charge, retained security title of a conditional vendor or lessor, or other security interest of any kind, whether arising under a security agreement, mortgage, lease, deed of trust, chattel mortgage, assignment, pledge, retention or security title, financing or similar statement, or notice or arising as a matter of law, judicial process or otherwise.

“LKE Program” is defined in Appendix A to the Master Exchange Agreement.

“LLC Agreement” means the Limited Liability Agreement of the Issuer, dated as of March 7, 2006, as amended, modified or supplemented from time to time in accordance with its terms.

“Loans” is defined in Section 2.1 of the Loan Agreement.

“Loan Agreement” means the Loan Agreement, dated as of the Initial Closing Date, among the Borrower, the Origination Trust and the Lender, as amended, modified or supplemented from time to time in accordance with its terms.

“Loan Collateral” is defined in Section 7.1(a) of the Loan Agreement.

“Loan Event of Default” is defined in Section 12.1 of the Loan Agreement.

“Loan Note” is defined in Section 3.1 of the Loan Agreement.

“Loan Principal Amount” is defined in Section 1.2 of the Loan Agreement.

“Lockout Period” means the period from and including the date on which each Outstanding Series of Investor Notes shall have been declared to be immediately due and payable as a result of the occurrence of an Event of Default defined in clause (a) or (b) of Section 9.1 of the Base Indenture to and including the date on which the principal of and interest on all Series of Investor Notes shall have been paid in full.

“Luxembourg Agent” is defined in Section 2.3(c) of the Base Indenture.

“Majority in Interest” of each Series of Investor Notes means Noteholders of such Series holding Investor Notes evidencing more than 50% by outstanding principal amount of each Class of Investor Notes of such Series.

“Management Agreement” means the Management Agreement, dated as of the Initial Closing Date, by and among the Managing Agent, the Issuer and the Administrator, as amended, modified or supplemented from time to time in accordance with its terms.

“Manager” is defined in the LLC Agreement.

“Managing Agent” means Global Securitization Services LLC or a successor Managing Agent under the Management Agreement.

“Master Exchange Agreement” means the Master Exchange Agreement, dated as of the Initial Closing Date, among the Intermediary, Holdings and the Origination Trust, as amended, modified or supplemented from time to time in accordance with its terms.

“Master Lease Agreement” means each master lease agreement between an Obligor and (a) VMS and assigned by VMS to the Origination Trust or assigned by VMS to SPV and by SPV to the Origination Trust, (b) PHH Financial Services and assigned by PHH Financial Services to VMS, by VMS to SPV and by SPV to the Origination Trust or (c) the Origination Trust, in each case, in all material respects in a form attached to the Series 1999-1 SUBI Servicing Supplement.

“Master Trust Agreement” is defined in Appendix A to the Master Exchange Agreement.

“Material Adverse Effect” means, with respect to any occurrence, event or condition:

(i) a material adverse effect on the Issuer’s interest in the Collateral, including, without limitation, the Loans, the Loan Note, the Loan Collateral or the Loan Agreement;

(ii) a material adverse effect on the validity, status, perfection or priority of the Lien of the Indenture Trustee in the Collateral;

(iii) a material adverse effect on the business, properties, financial condition or results of operations of the Issuer or the ability of the Issuer to perform its obligations under the Indenture;

(iv) a material adverse effect on the business, properties, financial condition or results of operations of PHH and its subsidiaries as a whole; or

(v) a material adverse effect on the validity or enforceability of the Indenture or any of the other Transaction Documents.

“Maximum Invested Amount” means, with respect to each Series of Investor Notes, the amount, if any, specified in the related Indenture Supplement.

“Member” means a Preferred Member or the Common Member.

“Membership Interest” means a Preferred Membership Interest or the Common Membership Interest.

“Minimum Adjusted Aggregate Unit Balance” means the sum of the numerators used on such date to calculate the Invested Percentage with respect to Collections for all Series of Outstanding Investor Notes on such date.

“Monthly Period” means, unless otherwise defined in any Indenture Supplement, the period from and including a Period End Date (or, in the case of the initial Monthly Period, from the Initial Cutoff Date) to but excluding the succeeding Period End Date.

“Monthly Residual Value Gain” means, for any Settlement Date, an amount equal to the excess, if any, of (a) all Termination Proceeds for the immediately preceding Monthly Period for all Unit Vehicles that became Residual Value Vehicles during such Monthly Period and all prior Monthly Periods over (b) the aggregate Net Book Values of all Unit Vehicles that became Residual Value Vehicles during such Monthly Period.

“Monthly Residual Value Loss” means, for any Monthly Period, an amount equal to the excess, if any, of (a) the aggregate Net Book Values of all Unit Vehicles that became Residual Value Vehicles during such Monthly Period over (b) all Termination Proceeds for such Monthly Period for all Unit Vehicles that became Residual Value Vehicles during such Monthly Period and all prior Monthly Periods.

“Monthly Servicer Advance” means the aggregate amount of funds advanced by the Servicer to Holdings on any Settlement Date for deposit in the Collection Account in respect of monthly lease payments due but not received during the immediately preceding Monthly Period on the Sold Units and in respect of Fleet Receivables due but not received during the immediately preceding Monthly Period in accordance with the Series 1999-1 SUBI Servicing Supplement.

“Monthly Servicer Advance Reimbursement Amount” means, for any Settlement Date, the aggregate amount payable to the Servicer in reimbursement of amounts previously advanced by the Servicer in respect of delinquent monthly lease payments and delinquent Fleet Receivables pursuant to Section 7.4 of the Series 1999-1 SUBI Servicing Supplement on such Settlement Date.

“Monthly Settlement Statement” means, with respect to each Series of Outstanding Investor Notes, the settlement statement in the form attached to the related Indenture Supplement delivered by the Issuer to the Indenture Trustee pursuant to Section 4.4(a) of the Base Indenture.

“Moody’s” means Moody’s Investors Service, Inc.

“Net Book Value” means, as of any date of determination during an Accrual Period with respect to each Leased Vehicle, such Leased Vehicle’s Capitalized Cost minus the sum of (a) all monthly lease payments billed thereunder (other than payments of finance charges and other incidental fees) in respect of such Leased Vehicle through such date and (b) in the case of a Leased Vehicle subject to an Open-End Lease, all proceeds from the sale or disposition of such Leased Vehicle received during the Monthly Period immediately preceding the first day of such Accrual Period.

“1999-1B Sold SUBI Portfolio” means the Origination Trust Assets that are from time to time allocated to the Fleet Receivable SUBI in accordance with the terms of the Origination Trust Documents.

“Nominee Lienholder Agreement” means the Nominee Lienholder Agreement, dated as of the Initial Closing Date, between SPV and the Issuer pursuant to which SPV agrees to act as the nominee lienholder of the Issuer in respect of those Vehicles the Certificates of Title for which note SPV as the lienholder, as amended, supplemented and modified from time to time.

“Non-Qualified Funds” is defined in Appendix A to the Master Exchange Agreement.

“Note Rate” means, with respect to any Series of Investor Notes, the annual rate at which interest accrues on the Investor Notes of such Series of Investor Notes (or formula on the basis of which such rate shall be determined) as stated in the related Indenture Supplement.

“Note Register” means the register maintained pursuant to Section 2.4(a) of the Base Indenture, providing for the registration of the Investor Notes and transfers and exchanges thereof.

“Obligor” means, with respect to any Lease or Fleet Receivable, the Person or Persons obligated to make payment with respect to such Lease or Fleet Receivable, including any guarantor thereof.

“Officer’s Certificate” means a certificate signed by an Authorized Officer of the Issuer, SPV, Holdings, the Origination Trust, the Servicer or the Administrator, as the case may be.

“Old Contribution Agreement” means the Contribution Agreement, dated as of June 30, 1999, between SPV and the Origination Trust, as amended, modified or supplemented from time to time in accordance with its terms.

“Old Receivables Purchase Agreement” means the Receivables Purchase Agreement, dated as of June 30, 1999, by and between SPV and VMS, as amended, modified or supplemented from time to time in accordance with its terms.

“Open-End Lease” means a lease obligation in respect of a single vehicle which may arise pursuant to a master lease agreement providing for the lease of a fleet of vehicles or pursuant to a lease agreement providing for the lease of a single vehicle that, in each case, obligates the lessee thereunder to pay the lessor at lease termination any deficit between the sales proceeds from the sale of the vehicle subject thereto and the book value thereof (other than the portion of any deficit resulting from the sales proceeds being less than 16% of the fair market value thereof determined in accordance with such lease).

“Opinion of Counsel” means a written opinion from legal counsel who is acceptable to the Indenture Trustee. The counsel may be an employee of or counsel to the Issuer, Holdings, VMS, PHH, the Origination Trust, the Administrator or the Servicer, as the case may be.

“Origination Trust” means D.L. Peterson Trust, a statutory business trust organized under the laws of the State of Delaware.

“Origination Trust Agreement” means the Second Amended and Restated Origination Trust Agreement, dated as of the Initial Closing Date, among Holdings, as successor settlor and initial beneficiary, SPV, as existing settlor and predecessor beneficiary, VMS, as UTI Trustee and Servicer, and Wilmington Trust Company, as Delaware Trustee, as amended, supplemented and modified by the Lease SUBI Supplement and the Fleet Receivable SUBI Supplement and as the same may be further amended, supplemented or modified from time to time.

“Origination Trust Assets” means all assets, at any time, owned by the Origination Trust at such time.

“Origination Trust Documents” means the Origination Trust Agreement, including the Lease SUBI Supplement and the Fleet Receivable SUBI Supplement, the Origination Trust Servicing Agreement, including the Series 1999-1 SUBI Servicing Supplement, the PHH Guarantee, the Custodian Agreement, the SUBI Certificates, the Old Receivables Purchase Agreement, the Receivables Purchase Agreement, the Asset Purchase Agreement, the Old Contribution Agreement, the Contribution Agreement, the Additional Equipment Assets Sale Agreement and the Additional Equipment Assets Contribution Agreement.

“Origination Trust Guaranty” means the Guaranty, dated as of the Initial Closing Date, from the Origination Trust to the Issuer pursuant to which the Origination Trust has guaranteed the obligations of Holdings under the Loan Agreement and the Loan Note, as the same may be amended, supplemented or modified from time to time.

“Origination Trust Security Agreement” means the Security Agreement, dated as of the Initial Closing Date, between the Origination Trust and the Issuer pursuant to which the obligations of the Origination Trust to the Issuer under the Origination Trust Guaranty are secured, as amended, supplemented or modified from time to time.

“Origination Trust Servicing Agreement” means the Amended and Restated Servicing Agreement, dated as of the Initial Closing Date, among the Origination Trust, Holdings and the Servicer, as amended, supplemented and modified by the Series 1999-1 SUBI Servicing Supplement and as the same may be further amended, supplemented or modified from time to time.

“Outstanding” has the meaning, with respect to any Series of Investor Notes, set forth in the related Indenture Supplement.

“Overconcentration Amount” means, as of any date of determination during an Accrual Period, an amount equal to the greatest of (a) (i) the aggregate Lease Balance of the Eligible Leases to which the Obligors having the five largest aggregate Lease Balances of Eligible Leases allocated to the Lease SUBI Portfolio are a party as of the last day of the Monthly Period immediately preceding the first day of such Accrual Period over (ii) an amount equal to the Specified Top Five Obligors Maximum Percentage as of such date of the Aggregate Lease Balance as of such date, (b) (i) the aggregate Lease Balance of the Eligible Leases to which the Obligors having the ten largest aggregate Lease Balances of Eligible Leases allocated to the Lease SUBI Portfolio are a party as of the last day of the Monthly Period immediately preceding the first day of such Accrual Period over (ii) an amount equal to the Specified Top Ten Obligors Maximum Percentage as of such date of the Aggregate Lease Balance as of such date and (c) the excess, if any, of (i) the aggregate Lease Balance of the Eligible Leases to which the Obligor having the largest aggregate Lease Balance of Eligible Leases allocated to the Lease SUBI Portfolio is a party as of the last day of the Monthly Period immediately preceding the first day of such Accrual Period over (ii) an amount equal to the Specified Top Obligor Maximum Percentage as of such date of the Aggregate Lease Balance as of such date; provided, however that if the long-term debt obligations of such Obligor are not rated at least “Baa3” by Moody’s as of such date, the amount in this clause (ii) shall equal the Specified Top Obligor Maximum Percentage as of that date minus 1% of the Aggregate Lease Balance as of such date.

“Overconcentration Option” means Overconcentration Option 1, Overconcentration Option 2 or Overconcentration Option 3.

“Overconcentration Option 1” means the percentages used in clauses (a)(ii), (b)(ii) and (c)(ii) of the definition of the Overconcentration Amount are 15.00%, 25.00% and 4.00%, respectively.

“Overconcentration Option 2” means the percentages used in clauses (a)(ii), (b)(ii) and (c)(ii) of the definition of the Overconcentration Amount are 17.50%, 28.00% and 4.50%, respectively.

“Overconcentration Option 3” means the percentages used in clauses (a)(ii), (b)(ii) and (c)(ii) of the definition of the Overconcentration Amount are 18.75%, 30.00% and 4.75%, respectively.

“Paid-In Advance Loss Ratio” means, for any specified Settlement Date, the quotient, expressed as a percentage, of (a) the excess, if any, of (i) the aggregate Cost of all Unit Paid-In Advance Vehicles that became Rejected Paid-In Advance Vehicles during the immediately preceding Monthly Period over (ii) all Paid-In Advance Proceeds received by the Servicer during the preceding Monthly Period for all Unit Paid-In Advance Vehicles that became Rejected Paid-In Advance Vehicles during such Monthly Period and all prior Monthly Periods divided by (b) the aggregate Cost of all Unit Paid-In Advance Vehicles that became Rejected Paid-In Advance Vehicles during the immediately preceding Monthly Period.

“Paid-In Advance Proceeds” means for any Rejected Paid-In Advance Vehicle the sum of all amounts received by the Servicer upon, after or in connection with the sale or other disposition of such Rejected Paid-In Advance Vehicle, net of any and all out-of-pocket costs and expenses incurred by the Servicer in connection with such sale or other disposition, and any and all amounts received from the related Obligor in connection with such Rejected Paid-In Advance Vehicle.

“Paid-In Advance Vehicle” means a Vehicle acquired at the request of an Obligor who is either a party to a Master Lease Agreement or who has agreed to be bound by a Master Lease Agreement but not yet accepted by such Obligor.

“Parent Downgrade Event” is defined in Appendix A to the Master Exchange Agreement.

“Paying Agent” means any paying agent appointed pursuant to Section 2.6 of the Base Indenture.

“Payment Date” means, with respect to each Series of Investor Notes, the dates set forth in the related Indenture Supplement.

“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

“Pension Plan” means any “employee pension benefit plan”, as such term is defined in ERISA, which is subject to Title IV of ERISA (other than a “multiemployer plan”, as defined in Section 4001 of ERISA) and to which any company in the Controlled Group has liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA for any time within the preceding five years or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

“Period End Date” means each date set forth in Schedule X to the Series 1999-1 SUBI Servicing Supplement, as such schedule is amended and supplemented from time to time in accordance with the terms of the Series 1999-1 SUBI Servicing Supplement.

“Permitted Investments” means negotiable instruments or securities, payable in Dollars, issued by an entity organized under the laws of the United States of America and represented by instruments in bearer or registered or in book-entry form which evidence (excluding any security with the “r” symbol attached to its rating):

(i) obligations the full and timely payment of which are to be made by or is fully guaranteed by the United States of America other than financial contracts whose value depends on the values or indices of asset values;

(ii) demand deposits of, time deposits in, or certificates of deposit issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof whose short-term debt is rated P-1 or higher by Moody’s and “A-1+” or higher by Standard & Poor’s and subject to supervision and examination by Federal or state banking or depositary institution authorities; provided, however, that at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, the long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from Standard & Poor’s of not lower than “AA”;

(iii) commercial paper having, at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, a rating from Moody’s of “P-1” and Standard & Poor’s of “A-1+”;

(iv) bankers’ acceptances issued by any depositary institution or trust company described in clause (ii) above;

(v) investments in money market funds rated “AAAm” by Standard & Poor’s and “Aaa” by Moody’s or otherwise approved in writing by the Rating Agencies;

(vi) Eurodollar time deposits having a credit rating from Moody’s of “P-1” and Standard & Poor’s of “A-1+”;

(vii) repurchase agreements involving any of the Permitted Investments described in clauses (i) and (vi) above and the certificates of deposit described in clause (ii) above which are entered into with a depository institution or trust company, having a commercial paper or short-term certificate of deposit rating of “A-1+” by Standard & Poor’s and P-1 by Moody’s or which otherwise is approved as to collateralization by the Rating Agencies; and

(viii) any other instruments or securities, if the Rating Agencies confirm in writing that the investment in such instruments or securities will not adversely affect any ratings with respect to any Series of Investor Notes.

“Permitted Liens” means (i) Liens for current taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (ii) mechanics’, materialmen’s, landlords’, warehousemen’s and carrier’s Liens, and other Liens imposed by law, securing obligations arising in the ordinary course of business that are not more than thirty days past due or are being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (iii) Liens in favor of SPV or the Issuer in the Leased Vehicles, (iv) Liens in favor of the Issuer pursuant to the Loan Agreement or the Origination Trust Security Agreement, (v) Liens in favor of the Indenture Trustee pursuant to the Indenture, and (vi) Liens in favor of an Enhancement Provider, provided, however, that such Liens are subordinate to the Liens in favor of the Indenture Trustee and have been consented to by the Indenture Trustee.

“Person” means any natural person, corporation, business trust, joint venture, association, limited liability company, partnership, joint stock company, corporation, trust, unincorporated organization or Government Authority.

“PHH” means PHH Corporation, a Maryland corporation.

“PHH Consumer Lease” means PHH PersonaLease Corporation, a Maryland corporation.

“PHH Financial Services” means PHH Financial Services Corporation, a Maryland corporation.

“PHH Guarantee” means the Guarantee, dated October 25, 2001, from PHH pursuant to which PHH has guaranteed certain of VMS’ obligations under the Origination Trust Servicing Agreement, as the same may be amended, supplemented or modified from time to time.

“PHH Sub 1” means PHH Sub 1 Inc., a Delaware corporation.

“PHH Sub 2” means PHH Sub 2 Inc., a Delaware corporation.

“PHH Treasury Note Rate” means, on any day between the 16th day of the month through the 15th day of the following month, the interest rate that is quoted in the Federal Reserve Statistical Release (H.15 Report) for two year treasury constant maturities on the fifteenth day of that month, or the first business day thereafter if the fifteenth day of the month falls on a non-business day.

“Policies” means the standards, policies and procedures, including but not limited to the credit and residual accrual policies applied by the Servicer in originating Leases and those applied by the Servicer in its collection and repossession activities.

“Pool Factor” means, except with respect to any Series of Notes issued in more than one Class, a number carried out to seven decimals representing the ratio of the applicable Invested Amount as of such Record Date (determined after taking into account any reduction in the Invested Amount which will occur on the following Payment Date) to the applicable Initial Invested Amount, and with respect to a Series of Notes having more than one Class, as specified in the Indenture Supplement relating to such Series.

“Potential Amortization Event” means any occurrence or event which, with the giving of notice, the passage of time or both, would constitute an Amortization Event.

“Potential Loan Event of Default” means any occurrence or event which, with the giving of notice, the passage of time or both, would constitute a Loan Event of Default.

“Preferred Member” means a Person in whose name a Junior Preferred Membership Interest or a Senior Preferred Membership Interest is registered in the Register.

“Preferred Membership Interests” means the Junior Preferred Membership Interests or the Senior Preferred Membership Interests.

“Principal Payment Amount” means, for any Settlement Date, the sum of (a) the Lease Balance Declines for each Unit Lease for such Settlement Date, (b) the aggregate Cost of all Eligible Paid-In Advance Vehicles that became Rejected Paid-In Advance Vehicles during the immediately preceding Monthly Period and (c) the Unit Repurchase Payments for such Settlement Date.

“Principal Terms” is defined in Section 2.2 of the Base Indenture.

“Proceeding” means any suit in equity, action or law or other judicial or administrative proceeding.

“Qualified Institution” means a depository institution organized under the laws of the United States of America or any State thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or any State thereof and subject to supervision and examination by federal or state banking authorities which at all times has the Required Rating and, in the case of any such institution organized under the laws of the United States of America, whose deposits are insured by the FDIC.

“Qualified Trust Institution” means an institution organized under the laws of the United States of America or any State thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or any State thereof and subject to supervision and examination by federal or state banking authorities which at all times (i) is authorized under such laws to act as a trustee or in any other fiduciary capacity, (ii) has not less than one billion dollars in assets under fiduciary management, and (iii) has a long term deposits rating of not less than “BBB-” by Standard & Poor’s and Baa3 by Moody’s.

“Quarterly Compliance Certificate” is defined in Section 4.1(a) of the Base Indenture.

“Rating Agency” means, with respect to each Series of Notes, the rating agency or agencies, if any, specified in the related Indenture Supplement.

“Rating Agency Condition” means, the notification in writing by the Rating Agencies that a proposed action will not result in a reduction or withdrawal by each such Rating Agency of the rating or credit risk assessment of any Class of any Series of Outstanding Investor Notes rated or evaluated by such Rating Agency or the rating or credit risk assessment of any series of Preferred Membership Interests rated or evaluated by such Rating Agency.

“Receivables Purchase Agreement” means the Amended and Restated Receivables Purchase Agreement, dated as of the Initial Closing Date, by and between Holdings and VMS, as amended, modified or supplemented from time to time in accordance with its terms.

“Receivables Purchase Termination Event” is defined in the Receivables Purchase Agreement.

“Record Date” means, with respect to each Series of Notes, the dates specified in the related Indenture Supplement.

“Recoveries” means any amounts received by the Servicer with respect to Charged-Off Leases, including Collections received from Obligors and liquidation proceeds of the related Leased Vehicles, net of (i) any applicable rental receipts tax, sales and use tax, personal property tax, ad valorem tax or any other tax or any governmental fees or charges, (ii) any and all out-of-pocket costs and expenses incurred by the Servicer in connection with such recovery and (iii) any amounts remitted to the related Obligor as required by applicable law or the related Lease.

“Register” means the register mentioned in Section 12.3 of the LLC Agreement.

“Registered Notes” is defined in Section 2.1 of the Base Indenture.

“Rejected Paid-In Advance Vehicles” means, for any Monthly Period, all Unit Paid-In Advance Vehicles which were sold or otherwise disposed of after rejection thereof by the related Obligor during such Monthly Period.

“Related Rights” means, with respect to any Unit, all Origination Trust Assets to the extent such assets are associated with such Unit.

“Relinquished Property Proceeds” is defined in Appendix A to the Master Exchange Agreement.

“Relinquished Vehicle” means a Vehicle that is “Relinquished Property” under and as defined in Appendix A to the Master Exchange Agreement.

“Replacement Property” is defined in Appendix A to the Master Exchange Agreement.

“Repurchase Amount” means, with respect to any Series of Investor Notes, the amount specified in the related Indenture Supplement.

“Required Aggregate Asset Amount” means the sum of the Required Asset Amounts with respect to all Series of Outstanding Investor Notes.

“Required Asset Amount” means, with respect to any Series of Investor Notes, the amount specified in the related Indenture Supplement.

“Required Overcollateralization Amount” means, with respect to any Series of Investor Notes, the amount specified in the related Indenture Supplement.

“Required Rating” means a short-term certificate of deposit rating from Moody’s of P-1 and from Standard & Poor’s of “A-1” and a long-term unsecured debt rating of not less than Aa3 by Moody’s and “AA-” by Standard & Poor’s.

“Requirements of Law” means, with respect to any Person or any of its property, the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person or any of its property, and any law, treaty, rule or regulation, or determination of any arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and retail installment sales acts).

“Reservoir Account” is defined in Appendix A to the Master Exchange Agreement.

“Residual Value Loss” means, for any Unit Vehicle which became a Residual Value Vehicle during a Monthly Period, an amount equal to (a) the Stated Residual Value of such Unit Vehicle minus (b) all Termination Proceeds with respect to such Unit Vehicle for such Monthly Period.

“Residual Value Loss Ratio” means, for any specified Settlement Date, the quotient, expressed as a percentage, of (a) the sum of the Residual Value Losses for all Unit Vehicles that became Residual Value Vehicles during the preceding Monthly Period minus all Termination Proceeds included in clauses (i) and (ii) of the definition thereof for the preceding Monthly Period for all Unit Vehicles that became Residual Value Vehicles during prior Monthly Periods divided by (b) the sum of the Stated Residual Values for all Unit Vehicles that became Residual Value Vehicles during the preceding Monthly Period.

“Residual Value Vehicles” means, for any Monthly Period, all Unit Vehicles subject to Closed-End Leases (other than Unit Vehicles subject to Charged-off Leases) which were sold or otherwise disposed of after termination or expiration of the related Closed-End Lease during such Monthly Period.

“Responsible Officer” means, with respect to the Indenture Trustee, any officer within the Corporate Trust Office, including any Assistant Vice President, Vice President, any Secretary or Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any Person who at the time shall be an above designated officer and having direct responsibility for administration of the Indenture and the applicable Series Supplement and also any particular officer to whom any corporate trust matter is referred because of such officer’s knowledge of and familiarity with the particular subject, in each case who, at the time shall be an above-designated officer and shall have direct responsibility for administration of the Indenture and the applicable Series Supplement.

“Revolving Period” means, with respect to any Series of Investor Notes, the period specified in the related Indenture Supplement.

“S&P” or “Standard & Poor’s” means Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc.

“Securities Act” means the Securities Act of 1933, as amended.

“Securitization” is defined in the Origination Trust Agreement.

“Senior Preferred Member” means a Person in whose name a Senior Preferred Membership Interest is registered in the Register.

“Senior Preferred Membership Interests” means the Senior Preferred Membership Interests issued pursuant to the LLC Agreement.

“Series” means any Series of Investor Notes, which may include within any such Series a Class or Classes of Investor Notes subordinate to another such Class or Classes of Investor Notes.

“Series Account” means any account or accounts established pursuant to an Indenture Supplement for the benefit of a Series of Notes.

“Series Administrator Fee,” with respect to any Series of Notes, that portion of the Administrator Fee payable from Collections allocable to such Series pursuant to the related Indenture Supplement.

“Series Closing Date” means, with respect to any Series of Investor Notes, the date of issuance of such Series of Investor Notes, as specified in the related Indenture Supplement.

“Series Gain on Sale Account Percentage” means, with respect to any Series of Investor Notes, the percentage specified in the related Indenture Supplement.

“Series 1999-1 SUBI Servicing Supplement” means the Amended and Restated Sold SUBI Supplement 1999-1 to the Servicing Agreement, dated as of the Initial Closing Date, among the Origination Trust, Wilmington Trust Company, as SUBI Trustee, Holdings and the Servicer, as amended from time to time.

“Series Note Termination Date” means, with respect to any Series of Investor Notes, the date stated in the related Indenture Supplement.

“Series Reserve Account” means each account designated as a “Series [ ] Reserve Account in an Indenture Supplement with respect to an Outstanding Series of Investor Notes.

“Series Servicing Fee,” with respect to any Series of Notes, that portion of the Servicing Fee payable from Collections allocable to such Series pursuant to the related Indenture Supplement.

“Series Servicing Fee Percentage” means, with respect to any Series of Notes, the amount specified in the related Indenture Supplement.

“Series Termination Date” means, with respect to any Series of Investor Notes, the date stated in the related Indenture Supplement as the termination date.

“Servicer” means VMS in its capacity as servicer under the Origination Trust Servicing Agreement.

“Servicer Termination Event” is defined in the Origination Trust Servicing Agreement.

“Servicing Fee” is defined in the Origination Trust Servicing Agreement.

“Settlement Date” means the 7th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing April 7, 2006.

“Settlement Statement” is defined in Section 4.1 of the Base Indenture.

“Sold Units” means, collectively, the Initial Units and the Additional Units.

“Special Purpose Entity” is defined in the Origination Trust Agreement.

“Specified Top Five Obligors Maximum Percentage” means (a) 15.00% on any date during any period when Overconcentration Option 1 is in effect, (b) 17.50% on any date during any period when Overconcentration Option 2 is in effect or (c) 18.75% on any date during any period when Overconcentration Option 3 is in effect.

“Specified Top Obligor Maximum Percentage” means (a) 4.00% on any date during any period when Overconcentration Option 1 is in effect, (b) 4.50% on any date during any period when Overconcentration Option 2 is in effect or (c) 4.75% on any date during any period when Overconcentration Option 3 is in effect.

“Specified Top Ten Obligors Maximum Percentage” means (a) 25.00% on any date during any period when Overconcentration Option 1 is in effect, (b) 28.00% on any date during any period when Overconcentration Option 2 is in effect or (c) 30.00% on any date during any period when Overconcentration Option 3 is in effect.

“SPV” means Raven Funding LLC, a Delaware limited liability company.

“Stated Residual Value” means, for any Unit Vehicle subject to a Closed-End Lease, the lesser of (a) the stated residual value of such Unit Vehicle established at the time of origination of such Closed-End Lease in accordance with the Policies and (b) the Net Book Value of such Unit Vehicle as of such day.

“SUBI Assets” is defined in the Origination Trust Agreement.

“SUBIs” means the Fleet Receivable SUBI and the Lease SUBI.

“SUBI Certificates” means the Fleet Receivable SUBI Certificate and the Lease SUBI Certificate.

“SUBI Portfolio” is defined in the Origination Trust Agreement.

“Subsidiary” means, with respect to any Person (herein referred to as the “parent”), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by the parent or (b) that is, at the time any determination is being made, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Supplement” means a supplement to the Base Indenture complying (to the extent applicable) with the terms of Article 12 of the Base Indenture.

“Tax Opinion” means an opinion of counsel to be delivered in connection with the issuance of a new Series of Investor Notes to the effect that, for United States federal income tax purposes, (i) the issuance of such new Series of Notes will not affect adversely the United States federal income tax characterization of any Series of Outstanding Investor Notes or Class thereof that was (based upon an opinion of counsel) characterized as debt at the time of their issuance and (ii) the Issuer will not be classified as an association or as a publicly traded partnership taxable as a corporation for United States federal income tax purposes.

“Termination Date” is defined in Appendix A to the Master Exchange Agreement.

“Termination Event” means any of a Receivables Purchase Termination Event or a Loan Event of Default.

“Termination Proceeds” means for any Residual Value Vehicle for any Monthly Period (a) all amounts received by the Servicer during such Monthly Period upon, after or in connection with the termination of the related Lease including, without limitation, (i) sales proceeds with respect to such Residual Value Vehicle, net of any and all out-of-pocket costs and expenses incurred by the Servicer in connection with such sale or other disposition and any amounts remitted to the related Obligor as required by applicable law or the related Lease and (ii) any and all insurance proceeds received in connection with the occurrence of a casualty event in respect of such Residual Value Vehicle and (b) any and all amounts billed to the related Obligor in connection with the termination of such Lease, including any Incidental Lease Termination Payments.

“Three Month Average Charge-Off Ratio” means, with respect to any Settlement Date, the average of the Charge-Off Ratios for such Settlement Date and the two immediately preceding Settlement Dates.

“Three Month Average Delinquency Ratio” means, with respect to any Settlement Date, the average of the Delinquency Ratios for such Settlement Date and the two immediately preceding Settlement Dates.

“Three Month Average Paid-In Advance Loss Ratio” means, with respect to any Settlement Date, the average of the Paid-In Advance Loss Ratios for such Settlement Date and the two immediately preceding Settlement Dates.

“Three Month Average Residual Value Loss Ratio” means, with respect to any Settlement Date, the average of the Residual Value Loss Ratios for such Settlement Date and the two immediately preceding Settlement Dates.

“TIA” means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

“Transaction Documents” means, collectively, the Indenture, the Investor Notes, any agreements relating to the issuance or the purchase of any of the Investor Notes, any agreements relating to any Credit Enhancement for any Investor Notes, the LLC Agreement, the Loan Agreement, the Loan Note, the Origination Trust Guaranty, the Origination Trust Security Agreement, the Nominee Lienholder Agreement, the Administration Agreement, the Assignment and Assumption Agreement, the Management Agreement, the Origination Trust Documents, the Master Exchange Agreement, the Master Trust Agreement, the Collection Account Control Agreement and the Gain on Sale Account Control Agreement.

“Transfer Agent and Registrar” is defined in Section 2.4 of the Base Indenture.

“Transfer Date” means, unless otherwise specified in the related Indenture Supplement, with respect to any Series of Notes, the Business Day immediately prior to each Payment Date.

“Twelve Month Average Charge-Off Ratio” means, with respect to any Settlement Date, the average of the Charge-Off Ratios for such Settlement Date and the eleven immediately preceding Settlement Dates.

“Twelve Month Average Paid-In Advance Loss Ratio” means, with respect to any Settlement Date, the average of the Paid-In Advance Loss Ratios for such Settlement Date and the eleven immediately preceding Settlement Dates.

“Twelve Month Average Residual Value Loss Ratio” means, with respect to any Settlement Date, the average of the Residual Value Loss Ratios for such Settlement Date and the eleven immediately preceding Settlement Dates.

“UCC” means the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

“Unit” means a Vehicle, the related Lease and the Related Rights associated therewith or a Paid-In Advance Vehicle and the Related Rights associated therewith.

“Unit Leases” means the Leases allocated to the Lease SUBI Portfolio.

“Unit Paid-In Advance Vehicles” means the Paid-In Advance Vehicles allocated to the Lease SUBI Portfolio.

“Unit Repurchase Payments” means, for any Settlement Date, the aggregate amount payable by the Servicer pursuant to Section 7.15 of the Series 1999-1 SUBI Servicing Supplement on such Settlement Date.

“Unit Vehicle” means the Leased Vehicles and Paid-In Advance Vehicles allocated to the Lease SUBI Portfolio.

“United States” or “U.S.” means the United States of America, its fifty States and the District of Columbia.

“U.S. Government Obligations” means direct obligations of the United States of America, or any agency or instrumentality thereof for the payment of which the full faith and credit of the United States of America is pledged as to full and timely payment of such obligations.

“UTI” is defined in the Origination Trust Agreement.

“UTI Assets” is defined in the Origination Trust Agreement.

“Vehicle” means an automobile, a truck, a truck chassis, a truck body, a truck tractor, a truck trailer or another type of motorized vehicle or equipment, together with any and all accessories, additions and parts from time to time in or to any of the foregoing and all accessions thereto.

“VMS” means PHH Vehicle Management Services LLC or any predecessor in interest thereto (including, without limitation, PHH Fleet America Corporation and Peterson, Howell & Heather, Inc.).

“WBNA” means Wachovia Bank, National Association.

“written” or “in writing” means any form of written communication, including, without limitation, by means of telex, telecopier device, telegraph or cable.